The latest report from your
                             Fund's management team


                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]




                                   Financial
                                Industries Fund



                                 APRIL 30, 1999





                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       ---------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                   ------------------------------------------

================================================================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing. These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================


             By James K. Schmidt, CFA, Management Team Leader, and Thomas Finucane and Thomas Goggins, Portfolio Managers

                                  John Hancock
                           Financial Industries Fund

                Strong U.S. economy, signs of recovery overseas
                -----------------------------------------------
                         spark financial-stock rebound
                         -----------------------------

After being hammered by global economic turmoil last year, the stock market, including financial stocks, staged a rebound over the last six months, lifted by a stronger-than-expected U.S. economy and news of solid corporate earnings growth. Fears of a spreading "Asian contagion" never materialized and investors regained confidence after interest-rate cuts by the Federal Reserve and central banks worldwide calmed world markets and sent stocks soaring in the last quarter of 1998.

         Also following the trend of the broader market, the largest financial stocks, including brokerage firms and money-center banks, dominated the sector's advance, while small- and mid-cap stocks lagged. Because of their lending and trading exposure to emerging markets, money-center banks and brokerage firms had fallen more during last summer's global economic turmoil. Consequently they benefited more when the emerging markets of Asia, Russia and Latin America showed signs of stabilizing this year. When the feared scenario of global recession and massive loan defaults never materialized, money-center banks and brokerage firms saw their fundamentals improve, and their stocks made up virtually all the ground they lost last year. Overall, financial stocks, as measured by the S&P 500 Financial Index, outpaced the

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Financial Industries Fund. Caption below reads "Fund management team members. Standing (l-r): "Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"...the largest financial stocks... dominated the sector's advance..."

================================================================================

                 John Hancock Funds - Financial Industries Fund


"During the period, the merger pace slowed, especially among U.S. banks."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Berkshire Hathaway 2.3%, the second is Progressive Corp. 2.2%, the third Wells Fargo 2.2%, the fourth American Express 2.2% and the fifth Citigroup 2.1%. A note below the table reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

broader S&P 500 Index. In both instances, however, the bulk of the return was generated by a handful of the largest stocks in each index.

Performance review

With the sector's rebound, the Fund posted a strong absolute return over the last six months, bouncing back from a disappointing year in 1998. This result serves as a good example of why we encourage shareholders to take a longer-term perspective to sector-specific investing, which is more susceptible to short-term volatility. For the six months ended April 30, 1999, the Fund's Class A and Class B shares posted total returns of 16.40% and 16.03%, respectively, at net asset value, compared to the 19.08% return of the average financial services fund, according to Lipper, Inc.1 The Fund's Class C shares, which became effective March 1, 1999, returned 9.04% at net asset value in the two months between inception and April 30, 1999. Keep in mind that your net asset value return will be

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Lincoln National Corp. followed by an up arrow with the phrase "Strong player in vibrant annuity market." The second listing is City National followed by a sideways arrow with the phrase "Rebounding California middle-market lender." The third listing is Progressive Corp. followed by a down arrow with the phrase " Unwarranted sell-off in high-growth insurer." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages seven and eight.

Large beats small

As we mentioned earlier, the best-performing financial stocks were the money-center banks and broker firms, and our holdings such as Citigroup and Morgan Stanley Dean Witter served us well. As was the case in most other industries, smaller-cap financial companies, including banks, thrifts and insurance companies, lagged their larger counterparts.

         This underperformance occurred despite the fact that the earnings of most financial companies remained solid. Brokerage earnings continued a sharp rebound from the dark days of last summer, as underwriting revenues and trading profits grew. As for U.S. banks, which represented 20% of the Fund's net assets, the last two quarters saw bank earnings continue on the 12% to 14% growth path that we saw throughout 1998. The strong economy helped banks produce better-than-expected domestic loan growth. The level of non-producing loans remained low, net interest margins were stable and share buybacks continue to aid earnings- per-share growth.

         The insurance group, which represented 29% of the Fund's net assets, produced mixed results. There were several high-profile mergers during the period, some involving foreign insurers' buying American counterparts. Chief among them were Transamerica, which was acquired by Aegon, and American Bankers Insurance, which was acquired by Fortis. We took profits and sold out of our stakes in Transamerica and American

================================================================================

                 John Hancock Funds - Financial Industries Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 16.40% total return for John Hancock Financial Industries Fund Class A. The second bar represents the 16.03% total return for John Hancock Financial Industries Fund Class B. The third bar represents the 9.04%* total return for John Hancock Financial Industries Fund Class C. The fourth bar represents the 19.08% total return for Average financial services fund. A note below the chart reads "Total returns for John Hancock Financial Industries Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper, Inc. See pages seven and eight for historical performance information. *From inception March 1, 1999 through April 30, 1999."]
--------------------------------------------------------------------------------

Bankers Insurance on the good news. But property and casualty companies suffered from a weak pricing environment. During the period we rebalanced our insurance holdings by paring our stake in the property and casualty names and adding to our life and annuity companies, such as ReliaStar Financial, Fortis and Equitable Cos., because we believe the fundamentals and growth prospects for their businesses are better.

Euro and REITs weak

Real estate investment trusts (REITs) continued to lag the market, despite a generally favorable environment for rent increases. REITs lagged in part because of their perception as value stocks at a time when growth stocks were the rage. REITs came to life in April, however, with a surge in more economically sensitive cyclical stocks and the recent REIT acquisitions by Warren Buffett, a classic value investor.

         The weakness of the new European currency, the euro, caused many of our foreign banks in EMU-member countries to post disappointing results in dollar terms. By contrast, our European banks in countries outside of the EMU, such as the U.K. and Sweden, did well. We continued to increase our stake in European banks and insurers - from 8% last October to 11% by the end of April. The positive broader trends of consolidation and a new focus on shareholder value remain in place, while the euro still holds the promise of being a catalyst for the creation of pan-European banking.

Slower U.S. merger pace

The Fund invests across a broad range of financial services companies of all sizes, targeting those with solid fundamentals and the potential to benefit from industry consolidation. During the period, the merger pace slowed, especially among U.S. banks. Five of our holdings have announced acquisitions so far this year - two of them involving the insurance mergers we mentioned earlier. A major transaction was the announcement in March that Boston's Fleet Bank would acquire BankBoston. We think the merger is a good one that should provide the banks with cost savings and increased future earnings.

         While bank merger activity slowed in the U.S. recently, the reasons appear to be temporary, stemming from the transition to the year 2000 and a change in the pricing environment. Banks have been holding back on attempting mergers until Y2K is less of an issue. We believe the pressures should ease later this year, since by then any merger wouldn't actually get implemented until next year. Deal pricing also became tougher in the midst of last year's market downturn, and selling banks grew more reluctant to agree to mergers at lower stock prices. We believe this, too, should pass, either as prices go back up, or as sellers adjust their expectations down.

"The insurance group, which represented 29% of the Fund's net assets, produced mixed results."

================================================================================

                 John Hancock Funds - Financial Industries Fund


"...the underlying trends that have made investing in financial stocks so successful ...remain firmly in place."

         Merger activity could get an additional boost if a proposed change in the method of accounting for mergers is enacted, possibly as early as next year. We believe this rule change may accelerate merger activity as banks seek to take advantage of the current, and preferred, "pooling" accounting method before it is eliminated.

Regulatory reform update

A landmark financial reform bill designated H.R. 10, which is aimed at repealing restrictive and obsolete regulations, has gotten off to a fast start this year, with both the House and Senate banking committees already approving different versions of the bill. Although there are still some significant issues to be resolved, we believe it is inevitable that some form of financial deregulation will be enacted, possibly this year. This will set the stage for a new round of consolidation that will produce cross-ownership between financial services companies previously separated by product specialization, such as banks, brokerage firms and insurance companies. We believe insurance companies have the most opportunities to achieve efficiencies through such mergers.

A look ahead

With robust U.S. growth, low interest rates and inflation and improvements overseas, the economic environment remains ripe for further stock market advances. In particular, we are encouraged about the prospects for financial stocks. Despite short-term market fluctuations, the underlying trends that have made investing in financial stocks so successful over the years remain firmly in place. In addition, after struggling last year, many financial-stock valuations are compelling, selling at a large discount to the market, even as earnings growth remains equal to, or better than, the S&P 500 Index. We will continue to apply in-depth fundamental company analysis and our extensive knowledge of the financial industry to maintain a portfolio of quality financial stocks that have the potential to provide superior results over time.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Financial Industries Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                     SINCE
                                                          ONE      INCEPTION
                                                          YEAR     (3/14/96)
                                                         -------   ---------

Cumulative Total Returns                                 (8.94%)    94.00%
Average Annual Total Returns (1)                         (8.94%)    24.30%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                     SINCE
                                                          ONE      INCEPTION
                                                          YEAR     (1/14/97)
                                                         -------   ---------

Cumulative Total Returns                                 (9.58%)    38.01%
Average Annual Total Returns (1)                         (9.58%)    15.71%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                     SINCE
                                                                   INCEPTION
                                                                   (3/1/99)
                                                                   ---------

Cumulative Total Return                                              1.69%
Average Annual Total Return                                          1.69%(2)

Notes to Performance

(1) Prior to November 1, 1997, the Adviser had agreed to limit the Fund's expenses to 0.90% for Class A and Class B shares of the Fund's average net asset value, including the management fee (but not including a 12b-1 fee). Without the limitation of expenses, the average annualized return since inception for Class A shares would have been 22.99%. The average annualized return since inception for Class B shares would have been 15.61%.

(2) Not annualized.

================================================================================

                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Line chart with the heading John Hancock Financial Industries Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $22,030. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund on March 14, 1996, before sales charge, and is equal to $21,685 As of April 30, 1999. The third line represents the value of same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $20,595 as of April 30, 1999.

Line chart with the heading John Hancock Financial Industries Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $18,700. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund on January 14, 1997, before sales charge, and is equal to $14,963 As of April 30, 1999. The third line represents the value of same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $14,663 as of April 30, 1999.

Line chart with the heading John Hancock Financial Industries Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund on March 1, 1999, before sales charge, and is equal to $10,904 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $10,804 as of April 30, 1999. The third line represents the Standard & Poor's 500 Stock Index and is equal to $10,803.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $2,779,623,611) .....................    $3,403,958,267
  Preferred stocks (cost - $112,500) ........................           107,055
  Joint repurchase agreement (cost - $110,162,000) ..........       110,162,000
  Short-term notes (cost - $41,629,013) .....................        41,500,848
  Corporate savings account .................................               868
                                                               ----------------
                                                                  3,555,729,038
 Receivable for investments sold ............................        15,776,122
 Receivable for shares sold .................................         1,973,118
 Dividends receivable .......................................         5,082,655
 Interest receivable ........................................           985,013
 Foreign tax receivable .....................................           381,984
 Deferred organization expense - Note A .....................             9,533
 Other assets ...............................................             6,882
                                                               ----------------
                         Total Assets .......................     3,579,944,345
                         ------------------------------------------------------
Liabilities:
 Payable for investments purchased ..........................        15,552,330
 Payable for open forward foreign currency exchange
  contracts sold - Note A ...................................               383
 Payable for closed forward foreign currency exchange
  contracts - Note A ........................................           808,505
 Payable for shares repurchased .............................         5,607,689
 Dividend payable ...........................................             1,407
 Payable to John Hancock Advisers, Inc. and affiliates - Note B       3,349,098
 Accounts payable and accrued expenses ......................           537,253
                                                                 --------------
                         Total Liabilities ..................        25,856,665
                         ------------------------------------------------------
Net Assets:
 Capital paid-in ............................................     3,044,314,968
 Accumulated net realized loss on investments and
  foreign currency transactions .............................      (113,382,551)
 Net unrealized appreciation of investments and
  foreign currency transactions .............................       624,149,610
 Distributions in excess of net investment income ...........          (994,347)
                                                                 --------------
                         Net Assets .........................    $3,554,087,680
                         ======================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $842,090,392/49,347,730 ..........................            $17.06
 ==============================================================================
 Class B - $2,710,005,934/159,388,316 .......................            $17.00
 ==============================================================================
 Class C * - $1,991,354/117,099 .............................            $17.01
 ==============================================================================
 Maximum Offering Price Per Share**
 Class A - ($17.06 x 105.26%) ...............................            $17.96
 ==============================================================================

 * Class C shares commenced operations on March 1, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value for each share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Investment Income:
 Dividends (net of foreign withholding taxes of $591,365).........................................................    $31,661,247
 Interest ........................................................................................................      5,891,561
                                                                                                                     ------------
                                                                                                                       37,552,808
                                                                                                                     ------------
 Expenses:
  Investment management fee - Note B .............................................................................     13,275,065
  Distribution and service fee - Note B
   Class A .......................................................................................................      1,280,062
   Class B .......................................................................................................     13,266,335
   Class C .......................................................................................................          1,582
  Transfer agent fee - Note B ....................................................................................      4,980,905
  Custodian fee ..................................................................................................        311,398
  Financial services fee - Note B ................................................................................        252,676
  Registration and filing fees ...................................................................................        138,976
  Trustees' fees .................................................................................................         88,578
  Printing .......................................................................................................         71,696
  Miscellaneous ..................................................................................................         59,174
  Legal fees .....................................................................................................         17,038
  Auditing fee ...................................................................................................         12,235
  Organization expense ...........................................................................................          2,595
                                                                                                                     ------------
                         Total Expenses ..........................................................................     33,758,315
                         --------------------------------------------------------------------------------------------------------
                         Net Investment Income ...................................................................      3,794,493
                         --------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized loss on investments sold ...........................................................................    (99,096,764)
 Net realized loss on foreign currency transactions ..............................................................       (166,423)
 Change in net unrealized appreciation/depreciation of investments ...............................................    622,130,888
 Change in net unrealized appreciation/depreciation of foreign currency transactions .............................        (69,358)
                                                                                                                     ------------
                         Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions .......    522,798,343
                         --------------------------------------------------------------------------------------------------------
                         Net Increase in Net Assets Resulting from Operations ....................................   $526,592,836
                         ========================================================================================================



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                            SIX MONTHS ENDED
                                                                                    YEAR ENDED               APRIL 30, 1999
                                                                                 OCTOBER 31, 1998              (UNAUDITED)
                                                                               ---------------------      ---------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .....................................................        $13,092,229                 $3,794,493
 Net realized loss on investments sold and foreign currency transactions ...        (10,047,867)               (99,263,187)
 Change in net unrealized appreciation/depreciation of investments and
  foreign currency transactions ............................................       (159,121,594)               622,061,530
                                                                                 --------------             --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ..........       (156,077,232)               526,592,836
                                                                                 --------------             --------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.1117 and $0.1560 per share, respectively) ..................         (3,725,901)                (8,902,330)
  Class B - ($0.0250 and $0.0528 per share, respectively) ..................         (2,632,181)                (9,275,553)
 Distributions from net realized gain on investments sold
  Class A - ($0.0166 and none per share, respectively) .....................           (552,197)                    --
  Class B - ($0.0166 and none per share, respectively) .....................         (1,743,894)                    --
                                                                                 --------------             --------------
  Total Distributions to Shareholders ......................................         (8,654,173)               (18,177,883)
                                                                                 --------------             --------------
From Fund Share Transactions - Net:* .......................................      1,903,689,892               (418,930,271)
                                                                                 --------------             --------------
Net Assets:
 Beginning of period .......................................................      1,725,644,511              3,464,602,998
                                                                                 --------------             --------------
 End of period (including undistributed net investment income of $13,389,043 and
  distributions in excess of net investment income of $994,347, respectively)    $3,464,602,998             $3,554,087,680
                                                                                 ==============             ==============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:



                                                              SIX MONTHS ENDED
                                  YEAR ENDED                   APRIL 30, 1999
                               OCTOBER 31, 1998                  (UNAUDITED)
                           -------------------------       ------------------------
                             SHARES           AMOUNT         SHARES        AMOUNT
                           -----------      --------       ----------   -----------
CLASS A
 Shares sold ............   55,765,091     $897,314,850    13,138,285    $208,895,530
 Shares reinvested ......      212,459        3,216,372       468,752       7,017,391
                          ------------    -------------   -----------    ------------
                            55,977,550      900,531,222    13,607,037     215,912,921
 Less shares repurchased   (26,987,952)    (385,136,154)  (22,464,323)   (356,807,905)
                          ------------    -------------   -----------    ------------
 Net increase (decrease)    28,989,598     $515,395,068    (8,857,286)  ($140,894,984)
                          ============    =============   ===========    ============
CLASS B
 Shares sold ............  107,496,787   $1,727,338,249     9,559,441    $149,803,137
 Shares reinvested ......      161,856        2,448,654       374,288       5,599,924
                          ------------    -------------   -----------    ------------
                           107,658,643    1,729,786,903     9,933,729     155,403,061
 Less shares repurchased   (22,873,695)    (341,492,079)  (27,623,063)   (435,353,245)
                          ------------    -------------   -----------    ------------
 Net increase (decrease)    84,784,948   $1,388,294,824   (17,689,334)  ($279,950,184)
                          ============    =============   ===========    ============
CLASS C **
 Shares sold ............       --             --             117,130      $1,915,410
 Less shares repurchased        --             --                 (31)           (513)
                          ------------    -------------   -----------    ------------
 Net increase ...........       --             --             117,099      $1,914,897
                          ============    =============   ===========    ============

* Class C shares commenced operations on March 1, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                        YEAR ENDED OCTOBER 31,     SIX MONTHS ENDED
                                                                                    -----------------------------   APRIL 30, 1999
                                                                                     1996       1997       1998       (UNAUDITED)
                                                                                    -------   --------   --------  ----------------

CLASS A(1)
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...........................................    $8.50     $11.03     $14.26         $14.80
                                                                                   -------   --------   --------       --------
 Net Investment Income (2) ......................................................     0.02       0.14       0.15           0.06
 Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions    2.51       3.77       0.52(8)        2.36
                                                                                   -------   --------   --------       --------
  Total from Investment Operations ..............................................     2.53       3.91       0.67           2.42
                                                                                   -------   --------   --------       --------
 Less Distributions:
 Dividends from Net Investment Income ...........................................       --      (0.03)     (0.11)         (0.16)
 Distributions from Net Realized Gains on Investments Sold ......................       --      (0.65)     (0.02)            --
                                                                                   -------   --------   --------       --------
  Total Distributions ...........................................................       --      (0.68)     (0.13)         (0.16)
                                                                                   -------   --------   --------       --------
 Net Asset Value, End of Period .................................................   $11.03     $14.26     $14.80         $17.06
                                                                                   =======   ========   ========       ========
 Total Investment Return at Net Asset Value (3) .................................   29.76%(6)  37.19%      4.66%         16.40%(6)
 Total Adjusted Investment Return at Net Asset Value (3,4) ......................   26.04%(6)  36.92%        --             --

Ratios and Supplemental Data
 Net Assets,  End of Period (000s omitted) ......................................     $895   $416,698   $861,582       $842,090
 Ratio of  Expenses  to Average  Net Assets .....................................    1.20%(7)   1.20%      1.37%          1.40%(7)
 Ratio of Adjusted  Expenses  to  Average  Net Assets (5) .......................    7.07%(7)   1.47%        --             --
 Ratio of Net Investment Income to Average Net Assets ...........................    0.37%(7)   1.10%      0.92%          0.74%(7)
 Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (5) .......   (5.50%)(7)  0.83%        --             --
 Portfolio Turnover Rate ........................................................      31%         6%        30%            21%
 Fee Reduction Per Share (2) ....................................................    $0.38      $0.03        --             --



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                                        YEAR ENDED OCTOBER 31,     SIX MONTHS ENDED
                                                                                     --------------------------     APRIL 30, 1999
                                                                                        1997            1998         (UNAUDITED)
                                                                                     ----------      ----------    ----------------

CLASS B(1)
Per Share Operating Performance
 Net Asset Value, Beginning of Period ............................................     $11.43            $14.18           $14.70
                                                                                   ----------        ----------       ----------
 Net Investment Income (2) .......................................................       0.04              0.03             0.00(9)
 Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions       2.71              0.54(8)          2.35
                                                                                   ----------        ----------       ----------
  Total from Investment Operations ...............................................       2.75              0.57             2.35
                                                                                   ----------        ----------       ----------
 Less Distributions:
 Dividends from Net Investment Income ............................................         --             (0.03)           (0.05)
 Distributions from Net Realized Gains on Investments Sold .......................         --             (0.02)              --
                                                                                   ----------        ----------       ----------
  Total Distributions ............................................................         --             (0.05)           (0.05)
                                                                                   ----------        ----------       ----------
 Net Asset Value, End of Period ..................................................     $14.18            $14.70           $17.00
                                                                                   ==========        ==========       ==========
 Total Investment Return at Net Asset Value (3) ..................................     24.06%(6)          3.95%           16.03%(6)
 Total Adjusted Investment Return at Net Asset Value (3,4) .......................     23.85%(6)            --               --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ........................................ $1,308,946        $2,603,021       $2,710,006
 Ratio of Expenses to Average Net Assets .........................................      1.90%(7)          2.07%            2.10%(7)
 Ratio of Adjusted Expenses to Average Net Assets (5) ............................      2.17%(7)            --               --
 Ratio of Net Investment Income to Average Net Assets ............................      0.40%(7)          0.22%            0.05%(7)
 Ratio of Adjusted Net Investment Income to Average Net Assets (5) ...............      0.13%(7)            --               --
 Portfolio Turnover Rate .........................................................         6%               30%              21%
 Fee Reduction Per Share (2) .....................................................      $0.03               --               --


                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund



Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD FROM
                                                               MARCH 1, 1999
                                                            (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             APRIL 30, 1999
                                                               (UNAUDITED)
                                                            -------------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...................         $15.60
                                                              ----------
 Net Investment Income (2)                                          0.01
 Net Realized and Unrealized Gain on Investments and
  Foreign Currency Transactions                                     1.40
                                                              ----------
  Total from Investment Operations                                  1.41
                                                              ----------
 Net Asset Value, End of Period                                   $17.01
                                                              ==========
 Total Investment Return at Net Asset Value (3)                    9.04%(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted)                         $1,991
 Ratio of Expenses to Average Net Assets                           2.10%(7)
 Ratio of Net Investment Income to Average Net Assets              0.48%(7)
 Portfolio Turnover Rate                                             21%


(1) Class A and Class B shares commenced operations on March 14, 1996 and January 14, 1997, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Not annualized.
(7) Annualized.
(8) Amount shown for a share outstanding does not correspond with aggregate net gain (loss) on investments for the period, due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(9) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Schedule of Investments
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Financial Industries Fund on April 30, 1999. It's divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                    MARKET
ISUER, DESCRIPTION                           NUMBER OF SHARES       VALUE
------------------                           ----------------       -----

COMMON STOCKS
Banks - Foreign (9.94%)
 Abbey National Plc (United Kingdom)........       300,000         $6,781,740
 ABN AMRO Holding NV, American
  Depositary Receipts (ADR)
  (Netherlands) ............................       171,975          4,030,664
 Allied Irish Banks Plc (ADR) (Ireland) ....       485,558         46,613,568
 Anglo Irish Bank Corp., Plc (Ireland) .....     1,174,908          3,480,782
 Argentaria, Laja Postal y Banco
 Hipotecario de Espana, SA
  (ADR) (Spain) ............................       550,200         25,653,075
 Australia & New Zealand Banking Group
  Ltd. (ADR) (Australia) ...................        90,000          3,543,750
 Banca Popolare di Brescia (Italy) .........       510,000         17,562,564
 Banco Bilbao Vizcaya, S.A. (ADR)
  (Spain) ..................................       400,000          5,950,000
 Banco Comercial Portugues, SA
 (Portugal) * ..............................       240,000          6,776,832
 Bank of Scotland (United Kingdom) .........     1,436,191         21,505,380
 HSBC Holdings Plc (United Kingdom) ........       290,000         10,916,789
 ING Groep NV (ADR) (Netherlands) ..........       787,573         48,337,293
 Lloyds TSB Group, Plc
  (United Kingdom) .........................       310,000          4,993,790
 Merita Plc (Finland) ......................       810,000          4,841,694
 National Bank of Canada (Canada) ..........        75,000          1,210,253
 National Westminster Bank, Plc
  (United Kingdom) .........................     1,020,000         24,585,264
 Nordbanken Holding AB (Sweden) ............       360,000          2,268,504
 Royal Bank of Canada (Canada) .............       382,900         18,809,963
 Royal Bank of Scotland Group, Plc
  (United Kingdom) .........................       704,684         16,633,432
 Societe Generale (France) .................        90,000         16,129,566
 Svenska Handelsbanken (Sweden) ............       410,000         15,404,028


                                                                    MARKET
ISUER, DESCRIPTION                           NUMBER OF SHARES       VALUE
------------------                           ----------------       -----

Banks - Foreign (continued)
 Toronto-Dominion Bank (Canada) ............       340,200        $18,179,438
 UBS AG (Switzerland) ......................        85,000         28,920,451
                                                                  -----------
                                                                  353,128,820
                                                                  -----------
Banks - Midwest (3.24%)
 BancFirst Ohio Corp. ......................       128,800          3,397,100
 Commerce Bancshares, Inc. .................       106,750          4,370,078
 Community First Bankshares, Inc. ..........       448,500          9,166,219
 Fifth Third Bancorp. ......................        81,500          5,842,531
 Firstar Corp. .............................     1,547,960         46,535,548
 FirstMerit Corp. ..........................       250,500          6,967,031
 Marshall & Ilsley Corp. ...................       145,000         10,150,000
 TCF Financial Corp. .......................       992,776         28,790,504
                                                                  -----------
                                                                  115,219,011
                                                                  -----------
Banks - Money Center (2.91%)
 Bankers Trust New York Corp. ..............        68,600          6,178,288
 Chase Manhattan Corp. .....................       295,100         24,419,525
 Citigroup, Inc. ...........................       968,371         72,869,918
                                                                  -----------
                                                                  103,467,731
                                                                  -----------
Banks - Northeast (2.57%)
 FNB Rochester Corp. .......................        39,250          1,373,750
 M&T Bank Corp. ............................        18,450         10,313,550
 State Street Corp. ........................       517,500         45,281,250
 U.S. Trust Corp. ..........................       308,200         28,161,775
 Wilmington Trust Corp. ....................       104,000          6,389,500
                                                                  -----------
                                                                   91,519,825
                                                                  -----------
Banks - Southeast (1.75%)
 CCB Financial Corp. .......................       442,314         25,543,634
 First Tennessee National Corp. ............       649,900         28,026,937
 Regions Financial Corp. ...................       229,760          8,673,440
                                                                  -----------
                                                                   62,244,011
                                                                  -----------
Banks - Southwest (0.39%)
 Cullen/Frost Bankers., Inc. ...............       156,500          8,441,219
 Southwest Bancorp. of Texas, Inc.* ........       321,000          5,416,875
                                                                  -----------
                                                                   13,858,094
                                                                  -----------
Banks - Super Regional (7.65%)
 Bank of America Corp. .....................       264,300         19,029,600
 Bank One Corp. ............................       625,948         36,930,932
 BankBoston Corp. ..........................       773,600         37,906,400


                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


                                                                    MARKET
ISUER, DESCRIPTION                           NUMBER OF SHARES       VALUE
------------------                           ----------------       -----

Banks - Super Regional (continued)
 First Union Corp. .........................        73,498         $4,069,952
 KeyCorp. ..................................       887,275         27,450,070
 National City Corp. .......................       548,250         39,336,937
 SunTrust Banks, Inc. ......................        90,000          6,435,000
 Wachovia Corp. ............................       272,032         23,904,812
 Wells Fargo Co. ...........................     1,776,500         76,722,594
                                                                  -----------
                                                                  271,786,297
                                                                  -----------
Banks - West (1.19%)
 BancWest Corp. ............................        59,500          2,368,844
 City National Corp. .......................       587,787         22,703,273
 Greater Bay Bancorp. ......................       121,466          3,659,163
 West Coast Bancorp. .......................       143,555          2,476,324
 Westamerica Bancorp. ......................       330,071         11,016,119
                                                                  -----------
                                                                   42,223,723
                                                                  -----------
Broker Services (7.26%)
 Dain Rauscher Corp. .......................        88,800          3,807,300
 Edwards (A.G.), Inc. ......................     1,300,000         45,500,000
 EVEREN Capital Corp. ......................       903,600         26,543,250
 Freedom Securities Corp. ..................       207,100          3,766,631
 Legg Mason, Inc. ..........................     1,373,800         47,911,275
 Lehman Brothers Holdings, Inc. ............        67,200          3,733,800
 Merrill Lynch & Co., Inc. .................       250,000         20,984,375
 Morgan Keegan, Inc. .......................       543,650          9,106,137
 Morgan Stanley Dean Witter & Co. ..........       637,600         63,241,950
 Paine Webber Group, Inc. ..................       235,000         11,030,313
 Ragen Mackenzie Group, Inc.* ..............        86,600          1,028,375
 Raymond James Financial, Inc. .............       728,550         15,709,359
 Schwab (Charles) Corp. ....................        50,000          5,487,500
                                                                  -----------
                                                                  257,850,265
                                                                  -----------
Computer - Services (3.83%)
 BISYS Group, Inc. (The)* ..................       598,700         30,384,025
 First Data Corp. ..........................       849,400         36,046,413
 Fiserv, Inc.* .............................     1,189,050         69,633,741
                                                                  -----------
                                                                  136,064,179
                                                                  -----------
Computer - Software (0.19%)
 Intuit, Inc.* .............................        80,000          6,890,000
                                                                  -----------
Finance - Consumer Loans (7.37%)
 American Express Co. ......................       586,150         76,602,478
 AmeriCredit Corp.* ........................       800,000         13,250,000
 AMRESCO, Inc. .............................       580,000          3,770,000
 Associates First Capital Corp. (Class A) ..     1,520,000         67,355,000
 Household International, Inc. .............     1,358,984         68,373,882
 MBNA Corp. ................................     1,057,062         29,795,935
 Metris Co., Inc.* .........................        45,000          2,750,625
                                                                  -----------
                                                                  261,897,920
                                                                  -----------

                                                                    MARKET
ISUER, DESCRIPTION                           NUMBER OF SHARES       VALUE
------------------                           ----------------       -----

Finance - Investment Management (4.52%)
 Affiliated Managers Group, Inc.* ..........       212,400         $6,172,875
 Amvescap Plc (ADR) (United Kingdom) .......       736,200         40,168,913
 Federated Investors, Inc. (Class B)* ......       842,000         13,524,625
 Franklin Resources, Inc. ..................       845,200         33,808,000
 Investors Group, Inc. (Canada) ............       215,000          3,247,940
 John Nuveen Co. (The) (Class A) ...........       175,800          6,988,050
 Mackenzie Financial Corp (Canada) .........       210,000          2,739,807
 Price (T. Rowe) Associates, Inc. ..........     1,080,900         40,736,419
 Waddell & Reed Financial, Inc.
  (Class A) ................................       574,682         12,966,263
                                                                  -----------
                                                                  160,352,892
                                                                  -----------
Finance - Savings & Loan (1.19%)
 Astoria Financial Corp. ...................       162,050          8,122,756
 Bank United Corp. (Class A) ...............       226,300          9,136,862
 Charter One Financial, Inc. ...............        35,000          1,093,750
 Dime  Bancorp.,  Inc. .....................       255,000          5,880,937
 InterWest Bancorp., Inc. ..................       169,700          3,945,525
 Staten Island Bancorp., Inc. ..............        10,000            180,625
 Washington Mutual, Inc. ...................       342,250         14,075,031
                                                                  -----------
                                                                   42,435,486
                                                                  -----------
Finance - SBIC & Commercial (2.13.%)
 CIT Group, Inc. (The) (Class A) ...........       969,500         31,508,750
 FINOVA Group, Inc. (The) ..................       490,950         23,719,022
 Heller Financial, Inc. ....................       756,500         20,520,063
                                                                  -----------
                                                                   75,747,835
                                                                  -----------
Insurance (1.98%)
 Ambac Financial Group, Inc. ...............       180,000         10,867,500
 Enhance Financial Services Group, Inc. ....       481,900          9,969,306
 Financial Security Assurance Holdings
 Ltd. ......................................       453,000         25,877,625
 MBIA, Inc. ................................       352,799         23,725,733
                                                                  -----------
                                                                   70,440,164
                                                                  -----------
Insurance - Accident & Health (1.71%)
 AFLAC, Inc. ...............................       120,000          6,510,000
 American Heritage Life Investment Corp. ...       455,000         10,550,313
 Provident Cos., Inc. ......................     1,022,500         40,260,937
 StanCorp Financial Group, Inc.* ...........       145,000          3,489,062
                                                                  -----------
                                                                   60,810,312
                                                                  -----------
Insurance - Brokers (2.00%)
 Marsh & McLennan Cos., Inc. ...............       754,800         57,789,375
 Aon Corp. .................................       195,000         13,357,500
                                                                  -----------
                                                                   71,146,875
                                                                  -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


                                                                    MARKET
ISUER, DESCRIPTION                           NUMBER OF SHARES       VALUE
------------------                           ----------------       -----

Insurance - Diversified (0.49%)
 Aetna, Inc. ...............................       200,000        $17,537,500
                                                                  -----------

Insurance - Life (7.35%)
 American General Corp. ....................       285,000         21,090,000
 Axa (ADR) (France) ........................       150,000          9,590,625
 Equitable Cos., Inc. ......................       535,000         36,012,187
 Hartford Life, Inc. (Class A) .............       230,850         12,076,341
 Liberty Corp. .............................       310,000         16,042,500
 Lincoln National Corp. ....................       257,500         24,736,094
 Nationwide Financial Services, Inc.
  (Class A) ................................       470,000         21,796,250
 Presidential Life Corp. ...................       389,000          6,977,687
 Protective Life Corp. .....................       960,000         37,620,000
 Reinsurance Group of America, Inc. ........       867,650         37,092,038
 ReliaStar Financial Corp. .................       349,000         12,825,750
 Torchmark Corp. ...........................       738,000         25,230,375
                                                                  -----------
                                                                  261,089,847
                                                                  -----------
Insurance - Multi Line (2.73%)
 Allianz AG (Germany) ......................       117,000         37,319,853
 Allied Zurich Plc (United Kingdom) ........       370,000          5,057,789
 Allmerica Financial Corp. .................       723,850         41,485,653
 Companhia de Seguros Mundial
 Confianca, SA (Portugal) * ................       135,000          3,813,399
 Fortis (B) (Belgium) ......................       267,000          9,519,351
                                                                  -----------
                                                                   97,196,045
                                                                  -----------
Insurance - Property & Casualty (12.78%)
 Ace, Ltd. (Bermuda) .......................     1,538,750         46,547,188
 American International Group, Inc. ........       373,450         43,857,034
 Berkshire Hathaway, Inc. (Class A) ........        10,760         82,206,400
 Chubb Corp. (The) .........................       130,000          7,702,500
 Cincinnati Financial Corp. ................       697,000         28,141,375
 FPIC Insurance Group, Inc.* ...............       164,400          7,398,000
 Hartford Financial Services Group, Inc.
  (The) ....................................       856,000         50,450,500
 Horace Mann Educators Corp. ...............       751,600         17,098,900
 Medical Assurance, Inc.* ..................       230,000          6,325,000
 Mutual Risk Management Ltd. ...............       120,000          4,665,000
 Philadelphia Consolidated Holding
  Corp.* ...................................       350,000          8,640,625
 Progressive Corp. .........................       543,600         78,006,600
 SAFECO Corp. ..............................        97,000          3,855,750
 St. Paul Cos., Inc. .......................       118,326          3,394,477
 Travelers Property Casualty Corp.
  (Class A) ................................       947,400         32,685,300


                                                                    MARKET
ISUER, DESCRIPTION                           NUMBER OF SHARES       VALUE
------------------                           ----------------       -----

Insurance - Property & Casualty (continued)
 XL Capital, Ltd. (Class A) ................       548,116        $33,263,790
                                                                  -----------
                                                                  454,238,439
                                                                  -----------
Mortgage & Real Estate Services (2.79%)
 Countrywide Credit Industries, Inc. .......       890,000         40,328,125
 Fannie Mae ................................       794,000         56,324,375
 Freddie Mac ...............................        40,000          2,510,000
                                                                  -----------
                                                                   99,162,500
                                                                  -----------
Real Estate Investment Trust - Equity Trust (7.28%)
 Alexandria Real Estate Equities, Inc. .....       135,900          3,830,681
 Apartment Investment & Management
  Co. (Class A) ............................       372,900         14,939,306
 Arden Realty, Inc. ........................       443,000         11,075,000
 Berkshire Realty Co., Inc. ................       160,240          1,842,760
 Boston Properties, Inc. ...................       280,000         10,167,500
 Brandywine Realty Trust ...................       580,000         10,947,500
 Colonial Properties Trust .................       300,000          8,212,500
 Equity Office Properties Trust ............       720,281         19,852,745
 Equity Residential Properties Trust .......       280,000         12,950,000
 General Growth Properties, Inc. ...........       600,000         22,087,500
 Glenborough Realty Trust, Inc. ............       436,800          7,507,500
 Highwoods Properties, Inc. ................       220,000          5,665,000
 Home Properties of New York, Inc. .........       143,000          3,700,125
 Kimco Realty Corp. ........................       130,000          5,102,500
 LaSalle Hotel Properties ..................        75,000          1,026,563
 Macerich Co. (The) ........................       252,100          6,444,306
 Mack-Cali Realty Corp. ....................       440,300         13,621,781
 New Plan Excel Realty Trust ...............       270,000          5,011,875
 Prentiss Properties Trust .................       470,000         10,163,750
 Public Storage, Inc. ......................       215,184          5,998,254
 Reckson Associates Realty Corp. ...........       900,000         20,250,000
 Simon Property Group, Inc. ................       400,000         11,475,000
 SL Green Realty Corp. .....................       456,500          9,072,937
 Spieker Properties, Inc. ..................       525,000         20,606,250
 Starwood Hotels & Resorts Worldwide,
  Inc. .....................................       195,000          7,154,063
 Tower Realty Trust, Inc. ..................       220,000          4,510,000
 Vornado Realty Trust ......................       136,000          5,304,000
                                                                  -----------
                                                                  258,519,396
                                                                  -----------
Real Estate Investment Trust -
 Mortgage Trust (0.00%)
 Core Cap, Inc. (Class A)*  (r) ............         4,500             71,100
                                                                  -----------
Transportation - Rail (0.54%)
 Kansas City Southern Industries, Inc. .....       320,000         19,060,000
                                                                  -----------
                         TOTAL COMMON STOCKS
                       (Cost $2,779,623,611)        (95.78%)    3,403,958,267
                                                   --------     -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


                                                                    MARKET
ISUER, DESCRIPTION                           NUMBER OF SHARES       VALUE
------------------                           ----------------       -----
PREFERRED STOCKS
Real Estate Investment Trust -
Mortgage Trust (0.00%)
 Core Cap, Inc., Ser A/I, 10.00% (r)........       4,500           $107,055
                                                                 ----------
                      TOTAL PREFERRED STOCKS
                             (Cost $112,500)      (0.00%)           107,055
                                                 -------         ----------


                                     INTEREST       PAR VALUE
                                       RATE      (000s OMITTED)
                                     --------    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.10%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-30-99, due 05-03-99
  (Secured by U.S. Treasury Bonds,
  6.625% thru 9.250%, due
  02-15-16 thru 02-15-27 and
  U.S. Treasury Note, 5.625%
  due 04-30-00) - Note A ..........    4.890%       $110,162    110,162,000
                                                                -----------
Short-Term Notes (1.17%)
 Ford Motor Credit Co.,
  Due 05-17-99 ....................    7.900           5,500      5,505,390
 General Motors Acceptance
  Corp., Due 05-24-99 .............    6.400           2,500      2,501,925
 Federal Home Loan Bank,
  Due 10-29-99 ....................    5.030          10,000      9,993,700
 Federal National Mortgage
  Association, Due 05-05-99 .......    5.630          23,500     23,499,833
                                                                -----------
                      TOTAL SHORT-TERM NOTES
                          (Cost $41,629,013)          (1.17%)    41,500,848
                                                     -------    -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00% .......................                            868
                                                                -----------

                TOTAL SHORT-TERM INVESTMENTS          (4.27%)   151,663,716
                                                    --------  -------------
                          TOTAL INVESTMENTS         (100.05%) 3,555,729,038
                                                    --------  -------------
           OTHER ASSETS AND LIABILITIES, NET          (0.05%)    (1,641,358)
                                                    --------  -------------
                            TOTAL NET ASSETS        (100.00%)$3,554,087,680
                                                    ======== ==============

NOTES TO SCHEDULE OF INVESTMENTS

   * Non-income producing security.

 (r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:



                                                  MARKET
                                                VALUE AS A        MARKET
                                                PERCENTAGE       VALUE AT
                   ACQUISITION   ACQUISITION    OF FUND'S        APRIL 30,
                      DATE          COST        NET ASSETS         1999
                   -----------   -----------    ----------       --------
Core Cap, Inc.
 Common Stock        10-31-97      $90,000        0.00%           $71,100
 Preferred Stock     10-31-97      112,500        0.00            107,055
                                                 ------          --------

                                      TOTAL       0.00%          $178,155
                                                 ======          ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Financial Industries Fund invests primarily in equity securities of issuers in the financial sector in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at April 30, 1999 assigned to the various country categories.



                                                               MARKET VALUE
                                                            AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                                     FUND'S NET ASSETS
-----------------------                                     ------------------
Australia.................................................        0.10%
Bermuda ..................................................        1.31
Belgium ..................................................        0.27
Canada ...................................................        1.24
Finland ..................................................        0.14
France ...................................................        0.72
Germany ..................................................        1.05
Ireland ..................................................        1.41
Italy ....................................................        0.49
Netherlands ..............................................        1.47
Portugal .................................................        0.30
Spain ....................................................        0.89
Sweden ...................................................        0.50
Switzerland ..............................................        0.81
United Kingdom ...........................................        3.68
United States ............................................       85.67
                                                               -------
                                         TOTAL INVESTMENTS      100.05%
                                                               =======

                       SEE NOTES TO FINANCIAL STATEMENTS

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund



(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Financial Industries Fund (the "Fund"), John Hancock Regional Bank Fund and John Hancock Small Cap Value Fund. Prior to June 1, 1999, John Hancock Small Cap Value Fund was known as John Hancock Special Value Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,259,735 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires October 31, 2006.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund


be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the lines of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund


         These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

         At April 30, 1999, open forward foreign currency exchange contracts were as follows:

               PRINCIPAL AMOUNT        EXPIRATION       UNREALIZED
CURRENCY      COVERED BY CONTRACT          DATE        DEPRECIATION
--------      -------------------          ----        ------------
SELLS
British Pound       183,233               MAY 99           $383
                                                          =====

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At April 30, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

         The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         At April 30, 1999, there were no written option transactions.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund



NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $2,541,278. Out of this amount, $308,952 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,013,680 was paid as sales commissions to unrelated broker-dealers and $218,646 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with sale of Class B shares. For the period ended April 30, 1999, contingent deferred sales charges received by JH Funds amounted to $8,803,154.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, there were no contingent deferred sales charges paid to JH Funds.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund


NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended April 30, 1999, aggregated $704,040,327 and $1,029,554,822, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

         The cost of investments owned at April 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $2,941,103,831. Gross unrealized appreciation and depreciation of investments aggregated $697,279,659 and $82,655,320, respectively, resulting in net unrealized appreciation of $614,624,339.

=======================================NOTES====================================

                 John Hancock Funds - Financial Industries Fund

=======================================NOTES====================================

                 John Hancock Funds - Financial Industries Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                      -----------------
       A Global Investment Firm                                    Bulk Rate
                                                                  U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-225-5291  1-800-554-6713 (TDD)                             Randolph, MA
INTERNET: www.jhancock.com/funds                                 Permit No. 75
                                                               -----------------















--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Financial Industries Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[LOGO] Printed on Recycled Paper                                      700SA 4/99
                                                                            6/99

                          The latest report from your
                             Fund's management team


                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]




                                    Regional
                                   Bank Fund


                                 APRIL 30, 1999




                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       ---------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                   ------------------------------------------

================================================================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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        By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                                  John Hancock
                               Regional Bank Fund

           Financial stocks rebound; money-center banks lead the way,
           ----------------------------------------------------------

                               smaller banks lag
                               -----------------

Buoyed by a surprisingly strong U.S. economy, solid corporate earnings growth and less turbulence overseas, the stock market staged a strong rebound over the last six months. While the major indices reached new highs by the end of April, the market grew increasingly two-tiered. A small group of large-company growth stocks, many in the technology sector, generated the bulk of the market's advance, while a much larger number of stocks lagged. Across most industries, investors continued to favor growth stocks over value stocks and large companies over small ones.

         Financial stocks, which suffered more than many groups during last year's global economic turmoil, spent the last six months making up lost ground. Following the trend of the broader market, however, the largest financial stocks, including brokerage firms and money-center banks, dominated the sector's advance. Because of their exposure to emerging markets, these groups fell more than the regional banks last summer, and they also benefited more when emerging markets stabilized. Investors had worried that Asia's economic slowdown, followed by problems in Russia and Latin America, would translate into a global recession and massive loan defaults. When that scenario did not play out and emerging markets showed signs of recovery instead, money-center banks and

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Regional Bank Fund. Caption below reads "Fund management team members. Standing (l-r):
"Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"The smaller regional banks and thrifts that are the Fund's focus stayed in the doldrums..."

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                    John Hancock Funds - Regional Bank Fund


"In the last two quarters, bank earnings have been very solid..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Bank of America Corp. 4.6%, the second is Bank One Corp. 4.6%, the third First Union Corp. 4.0%, the fourth Wells Fargo Co. 3.6% and the fifth National City Corp. 3.0%. A note below the table reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

brokerage firms saw their fundamentals improve and their stocks take off.

         The smaller regional banks and thrifts that are the Fund's focus stayed in the doldrums despite solid earnings growth, as investors shunned them for much of the period in favor of the headline-grabbing technology and Internet groups. Finally, we saw this trend begin to reverse itself in March.

Performance review

John Hancock Regional Bank Fund posted solid absolute gains over the last six months, although they were more modest than other financial services funds, which tend to have heavier concentrations in the largest banks and financial companies that dominated performance this period. For the six months ended April 30, 1999, John Hancock Regional Bank Fund's Class A and Class B shares posted total returns of 11.22% and 10.85%, respectively, at net asset value. By comparison, the average financial services fund

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is SierraWest Bancorp followed by an up arrow with the phrase "Small business lending king being taken over." The second listing is Centura Banks followed by a down arrow with the phrase "Stock price surprisingly lags bank's solid fundamentals." The third listing is First American Corp. followed by a down arrow with the phrase "Southeastern regional botches execution of a merger." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

returned 19.08%, according to Lipper, Inc.1 The Fund's Class C shares, which became effective March 1, 1999, returned 6.02% at net asset value in the two months between inception and April 30, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages seven and eight.

         As long-time Regional Bank Fund shareholders know, the Fund's strategy of buying attractively valued regional banks with solid fundamentals and the potential to benefit from merger activity has served us very well over time. The latest period, with its more modest performance (something we expect periodically with market fluctuations) and its recent rebound, serves as a good example of why we encourage shareholders to take a longer-term perspective to sector-specific investing. Indeed, our long-term track record has enabled the Fund to outperform the overall market, as measured by the S&P 500 Index, in six of the last eight years.

Reasons for optimism

Although past performance is no guarantee of future results, the Fund's history shows that investors who bought in years of relatively weak performance, or stayed invested, were rewarded. That's because despite short-term market fluctuations, the underlying trends that have made investing in bank stocks so successful over the years have remained firmly in place. In our view, that makes the case for financial-stock investing as compelling now as it has ever been. Catalysts include:

         o Industry consolidation: One of the founding principles behind Regional Bank Fund

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                    John Hancock Funds - Regional Bank Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 11.22% total return for John Hancock Regional Bank Fund Class A. The second bar represents the 10.85% total return for John Hancock Regional Bank Fund Class B. The third bar represents the 6.02%* total return for John Hancock Regional Bank Fund Class C. The fourth bar represents the 19.08% total return for Average financial services fund. A note below the chart reads "Total returns for John Hancock Regional Bank Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper, Inc. See pages seven and eight for historical performance information. *From inception March 1, 1999 through April 30, 1999."]
--------------------------------------------------------------------------------

was to capitalize on the passage of interstate banking legislation in 1985 that we believed would spark a wave of bank mergers. That has indeed occurred, as the number of individual institutions has dropped from around 14,000 in 1985 to just under 9,000 today. The opportunities continue to abound, since the enduring reason for these mergers - excess capacity in the U.S. banking system - will serve as a catalyst for this process well into the 21st century.

         Recently, the number of bank deals abated; nevertheless 13 of the Fund's holdings announced mergers during the last six months - seven of them since January. The largest transaction was the announcement in March that Boston's Fleet Bank would acquire BankBoston, both stocks the Fund owns. We think the merger is a good one that should provide the banks with cost savings and increased future earnings. Because of the overlapping geography of these two banks, we believe Fleet will be able to easily achieve the efficiencies they have promised.

 Even though merger activity slowed in this period, the reasons appear to be temporary, stemming from the transition to the year 2000 and a change in the pricing environment. Banks have been holding back on attempting mergers until Y2K is less of an issue. We believe the pressures should ease later this year, since by then any merger wouldn't actually get implemented until next year. Deal pricing also became tougher in the midst of last year's market downturn, and selling banks grew more reluctant to agree to mergers at lower stock prices. We believe this, too, should pass, either as prices go back up, or as sellers adjust their expectations down.

         Merger activity could get an additional boost if a proposed change in the method of accounting for mergers is enacted, possibly as early as next year. We believe this rule change may accelerate merger activity as banks seek to take advantage of the current, and preferred, "pooling" accounting method before it is eliminated.

         o Solid fundamentals: The stock market lately has overlooked one very positive ingredient in the bank equation: earnings growth. In the last two quarters, bank earnings have been very solid, continuing the 12% to 14% growth rate we saw in 1998. The strong economy helped banks produce better-than-expected domestic loan growth and created a pickup in capital markets activity, which includes trading, loan syndication and investment banking. The level of non-performing loans remained low, net interest margins were stable and share buybacks continue to aid earnings-per-share growth.

         o Regulatory reform: Financial reform legislation aimed at repealing restrictive and obsolete regulations has gotten off to a fast start this year, with both the House and Senate banking committees already approving different

"...underlying trends that have made investing in bank stocks so successful over the years have remained firmly in place."

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                    John Hancock Funds - Regional Bank Fund


"Last year's disruption had a silver lining: it made attractive bank stocks inexpensive."

versions of the bill. Although there are still some significant issues to be resolved, we believe it is inevitable that some form of financial deregulation will be enacted, possibly this year. This will set the stage for a new round of consolidation that will produce cross-ownership between financial services companies previously separated by product specialization, such as banks, brokerage firms and insurance companies.

         o Compelling valuations: Last year's disruption had a silver lining: it made attractive bank stocks inexpensive. Currently, bank stocks are selling at 16 times 1999 earnings, while the S&P 500 Index stocks are selling at 26 times 1999 earnings. That means bank stocks are selling at 60% of the S&P 500's earnings level. This is inexpensive from a historical perspective, even though bank earnings growth is at least as good as, if not better than, the S&P. As value investors, we'd rather buy good companies with solid fundamentals and prospects at bargain prices, and hold on to them, waiting for the inevitable rebound. During this period, we trimmed our stakes in some of the larger money-center and superregional banks that had moved up strongly, including Bank of America and Chase. In their place, we added to our positions in First Tennessee, Commerce Bancshares, M&T Bank and City National, where we see real value.

Going forward

With robust U.S. growth, low interest rates and inflation and an improving climate overseas, the economic environment remains ripe for further stock market advances. Regardless of market swings, we will continue to practice in-depth fundamental company analysis and use our extensive knowledge of the financial industry to maintain a portfolio of quality regional bank and thrift stocks that have the potential to provide superior results over time.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

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                    John Hancock Funds - Regional Bank Fund


--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Regional Bank Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                      SINCE
                                                  ONE      FIVE     INCEPTION
                                                  YEAR     YEARS    (1/3/92)
                                                 -------  -------   ---------

Cumulative Total Returns                         (12.32%)  174.45%   396.16%
Average Annual Total Returns                     (12.32%)   22.37%    24.76%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                  ONE      FIVE     TEN
                                                  YEAR     YEARS    YEARS
                                                 -------  -------  --------

Cumulative Total Returns                         (12.75%)  177.05%   617.89%
Average Annual Total Returns                     (12.75%)   22.61%    21.79%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                      SINCE
                                                                    INCEPTION
                                                                    (3/1/99)
                                                                    ---------

Cumulative Total Return                                               (1.59%)
Average Annual Total Return                                           (1.59%)(1)

Notes to Performance

(1) Not annualized.

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                    John Hancock Funds - Regional Bank Fund

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                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index - an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Regional Bank Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on January 3, 1992, before sales charge, and is equal to $55,719 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Regional Bank Fund, after sales charge, and is equal to $52,929. The third line represents the Standard & Poor's 500 Stock Index and is equal to $38,659.

Line chart with the heading John Hancock Regional Bank Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on October 31, 1988, before sales charge, and is equal to $79,750 as of April 30, 1999. The second line represents the Standard & Poor's 500 Stock Index and is equal to $63,281.

Line chart with the heading John Hancock Regional Bank Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $10,803. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on March 1, 1999, before sales charge, and is equal to $10,602 as of April 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Regional Bank Fund on March 1, 1999, before sales charge, and is equal to $10,502 as of April 30, 1999.

*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

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                    John Hancock Funds - Regional Bank Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Notes C and D:
  Common and preferred stocks, warrants and other
   Unaffiliated issuers  (cost - $2,620,781,575)..............  $5,669,051,197
   Affiliated issuers  (cost - $56,513,486) ..................      92,760,072
  Bonds (cost - $12,624,710) .................................      12,739,770
 Joint repurchase agreement  (cost - $135,050,000) ...........     135,050,000
 Short-term notes  (cost - $135,787,554) .....................     135,656,711
 Corporate savings account ...................................             864
                                                                --------------
                                                                 6,045,258,614
 Receivable for investments sold .............................      23,967,862
 Receivable for shares sold ..................................       2,697,690
 Dividends receivable ........................................       9,727,783
 Interest receivable .........................................       2,485,138
 Other assets ................................................         130,913
                                                                --------------
                              Total Assets ...................   6,084,268,000
                              ------------------------------------------------
Liabilities:
 Payable for shares repurchased ..............................      11,339,482
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................       5,230,653
 Accounts payable and accrued expenses .......................         328,564
                                                                --------------
                              Total Liabilities ..............      16,898,699
                              ------------------------------------------------
Net Assets:
 Capital paid-in .............................................   2,800,291,440
 Accumulated net realized gain on investments and
  foreign currency transactions ..............................     179,541,521
 Net unrealized appreciation of investments ..................   3,084,506,547
 Undistributed net investment income .........................       3,029,793
                                                                --------------
                              Net Assets .....................  $6,067,369,301
                              ================================================

Net Asset Value Per Share:
 (Based on net assets and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $1,513,064,681/28,018,690 .........................          $54.00
 =============================================================================
 Class B - $4,551,925,335/84,745,799 .........................          $53.71
 =============================================================================
 Class C* - $2,379,285/44,292 ................................          $53.72
 =============================================================================
 Maximum Offering Price Per Share**
 Class A - ($54.00 x 105.26%) ................................          $56.84
 =============================================================================


 * Class C shares commenced operations on March 1, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (including $1,608,795 received
  from affiliated issuers) ...................................     $66,893,867
 Interest ....................................................      12,012,908
                                                                --------------
                                                                    78,906,775
                                                                --------------
 Expenses:
  Investment management fee - Note B .........................      23,138,757
  Distribution and service fee - Note B
   Class A ...................................................       2,301,919
   Class B ...................................................      21,914,207
   Class C ...................................................           2,066
  Transfer agent fee - Note B ................................       5,377,797
  Financial services fee - Note B ............................         442,191
  Custodian fee ..............................................         349,908
  Miscellaneous ..............................................         164,346
  Trustees' fees .............................................         161,220
  Printing ...................................................          99,680
  Registration and filing fees ...............................          31,896
  Legal fees .................................................          30,750
  Auditing fee ...............................................          15,103
                                                                --------------
                              Total Expenses .................      54,029,840
                              ------------------------------------------------
                              Net Investment Income ..........      24,876,935
                              ------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized gain on investments sold
  (including  $1,419,712 gain on sales  of
  investments in affiliated issuers) .........................     180,378,319
 Change in net unrealized  appreciation/depreciation
  of investments .............................................     421,321,961
 Change in net unrealized appreciation/depreciation
  of foreign currency transactions ...........................         (44,945)
                                                                --------------
                              Net Realized and Unrealized
                              Gain on Investments and
                              Foreign Currency Transactions ..     601,655,335
                              ------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ......    $626,532,270
                              ================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

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                    John Hancock Funds - Regional Bank Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                          SIX MONTHS ENDED
                                                                                   YEAR ENDED              APRIL 30, 1999
                                                                                OCTOBER 31, 1998             (UNAUDITED)
                                                                              ---------------------      ---------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income........................................................      $50,875,889                 $24,876,935
 Net realized gain on investments sold and foreign currency transactions .....      202,591,364                 180,378,319
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions .............................................       53,450,817                 421,277,016
                                                                                 --------------             ---------------
    Net Increase in Net Assets Resulting from Operations .....................      306,918,070                 626,532,270
                                                                                 --------------             ---------------
Distributions to Shareholders:
 Dividends from net investment income
  Class A - ($0.6470 and $0.3614 per share, respectively) ....................      (20,963,084)                (10,828,702)
  Class B - ($0.2841 and $0.1940 per share, respectively) ....................      (27,817,233)                (17,542,449)
  Class C** - (none and $0.0975 per share, respectively) .....................           --                          (2,354)
 Distributions from net realized gain on investments sold
  Class A - ($0.3926 and $1.4700 per share, respectively) ....................      (13,035,642)                (43,780,316)
  Class B - ($0.3926 and $1.4700 per share, respectively) ....................      (39,463,958)               (132,282,955)
                                                                                 --------------             ---------------
  Total Distributions to Shareholders ........................................     (101,279,917)               (204,436,776)
                                                                                 --------------             ---------------
From Fund Share Transactions - Net:* .........................................     (643,047,648)               (361,908,464)
                                                                                 --------------             ---------------
Net Assets:
 Beginning of period .........................................................    6,444,591,766               6,007,182,271
                                                                                 --------------             ---------------
 End of period (including undistributed net investment income
  of $6,526,363 and $3,029,793, respectively) ................................   $6,007,182,271              $6,067,369,301
                                                                                 ==============             ===============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

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                    John Hancock Funds - Regional Bank Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:


                                                                                                               SIX MONTHS ENDED
                                                                                  YEAR ENDED                    APRIL 30, 1999
                                                                               OCTOBER 31, 1998                   (UNAUDITED)
                                                                          ---------------------------      -------------------------
                                                                             SHARES         AMOUNT           SHARES         AMOUNT
                                                                          ------------   ------------      ---------      ----------

CLASS A
 Shares sold ...........................................................    9,772,747     $519,672,746    9,329,889    $481,745,319
 Shares issued to shareholders in reinvestment of distributions ........      517,773       27,781,650      899,859      44,878,184
                                                                         ------------   --------------  -----------  --------------
                                                                           10,290,520      547,454,396   10,229,748     526,623,503
 Less shares repurchased ...............................................  (13,257,504)    (698,208,336) (12,011,412)   (618,702,036)
                                                                         ------------   --------------  -----------  --------------
 Net increase (decrease) ...............................................   (2,966,984)   ($150,753,940)  (1,781,664)   ($92,078,533)
                                                                         ============   ==============  ===========  ==============
CLASS B
 Shares sold ...........................................................    9,602,715     $509,059,888    7,196,957    $366,240,400
 Shares issued to shareholders in reinvestment of distributions ........      814,268       43,409,949    1,988,590      98,564,922
                                                                         ------------   --------------  -----------  --------------
                                                                           10,416,983      552,469,837    9,185,547     464,805,322
 Less shares repurchased ...............................................  (20,411,405)  (1,044,763,545) (14,442,546)   (736,939,739)
                                                                         ------------   --------------  -----------  --------------
 Net increase (decrease) ...............................................   (9,994,422)   ($492,293,708)  (5,256,999)  ($272,134,417)
                                                                         ============   ==============  ===========  ==============
CLASS C
 Shares sold ...........................................................       --               --           44,259      $2,302,843
 Shares issued to shareholders in reinvestment of distributions ........       --               --               44           2,246
                                                                         ------------   --------------  -----------  --------------
                                                                               --               --           44,303       2,305,089
 Less shares repurchased ...............................................       --               --              (11)           (603)
                                                                         ------------   --------------  -----------  --------------
 Net increase (decrease) ...............................................       --               --           44,292      $2,304,486
                                                                         ============   ==============  ===========  ==============

* Class C shares commenced operations on March 1, 1999.



                       SEE NOTES TO FINANCIAL STATEMENTS

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                    John Hancock Funds - Regional Bank Fund



Financial Highlights Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                            YEAR ENDED OCTOBER 31,                 SIX MONTHS ENDED
                                                           -----------------------------------------------------    APRIL 30, 1999
                                                             1994       1995        1996       1997       1998       (UNAUDITED)
                                                           -------    -------     -------    --------   --------   ----------------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period .................     $21.62      $21.52      $27.14     $33.99     $48.73       $50.34
                                                         ---------   ---------   ---------  ---------  ---------    ---------
 Net Investment Income(1) .............................       0.39        0.52        0.63       0.64       0.66         0.33
 Net Realized and Unrealized Gain on Investments ......       0.91        5.92        7.04      15.02       1.99         5.16
                                                         ---------   ---------   ---------  ---------  ---------    ---------
  Total from Investment Operations ....................       1.30        6.44        7.67      15.66       2.65         5.49
                                                         ---------   ---------   ---------  ---------  ---------    ---------
 Less Distributions:
 Dividends from Net Investment Income .................      (0.34)      (0.48)      (0.60)     (0.61)     (0.65)       (0.36)
 Distributions from Net Realized Gain on Investments Sold    (1.06)      (0.34)      (0.22)     (0.31)     (0.39)       (1.47)
                                                         ---------   ---------   ---------  ---------  ---------    ---------
  Total Distributions .................................      (1.40)      (0.82)      (0.82)     (0.92)     (1.04)       (1.83)
                                                         ---------   ---------   ---------  ---------  ---------    ---------
 Net Asset Value, End of Period .......................     $21.52      $27.14      $33.99     $48.73     $50.34       $54.00
                                                         =========   =========   =========  =========  =========    =========
 Total Investment Return at Net Asset Value(2) ........      6.44%      31.00%      28.78%     46.79%      5.33%       11.22%(3)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .............   $216,978    $486,631    $860,843 $1,596,836 $1,500,200   $1,513,065
 Ratio of Expenses to Average Net Assets ..............      1.34%       1.39%       1.36%      1.30%      1.24%        1.27%(4)
 Ratio of Net Investment Income to Average Net Assets .      1.78%       2.23%       2.13%      1.55%      1.23%        1.30%(4)
 Portfolio Turnover Rate ..............................        13%         14%          8%         5%         5%           3%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains, distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                    John Hancock Funds - Regional Bank Fund



Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                            YEAR ENDED OCTOBER 31,                 SIX MONTHS ENDED
                                                           -----------------------------------------------------    APRIL 30, 1999
                                                             1994       1995        1996       1997       1998       (UNAUDITED)
                                                           -------    -------     -------    --------   --------   ----------------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...................    $21.56     $21.43      $27.02     $33.83     $48.48        $50.08
                                                           --------   --------    --------   --------   --------      --------
 Net Investment Income(1) ...............................      0.23       0.36        0.42       0.35       0.30          0.17
 Net Realized and Unrealized Gain on Investments ........      0.91       5.89        7.01      14.95       1.97          5.12
                                                           --------   --------    --------   --------   --------      --------
  Total from Investment Operations ......................      1.14       6.25        7.43      15.30       2.27          5.29
                                                           --------   --------    --------   --------   --------      --------
 Less Distributions:
 Dividends from Net Investment Income ...................     (0.21)     (0.32)      (0.40)     (0.34)     (0.28)        (0.19)
 Distributions from Net Realized Gain on Investments Sold     (1.06)     (0.34)      (0.22)     (0.31)     (0.39)        (1.47)
                                                           --------   --------    --------   --------   --------      --------
  Total Distributions ...................................     (1.27)     (0.66)      (0.62)     (0.65)     (0.67)        (1.66)
                                                           --------   --------    --------   --------   --------      --------
 Net Asset Value, End of Period .........................    $21.43     $27.02      $33.83     $48.48     $50.08        $53.71
                                                           ========   ========    ========   ========   ========      ========
 Total Investment Return at Net Asset Value(2) ..........     5.69%     30.11%      27.89%     45.78%      4.62%        10.85%(3)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...............  $522,207 $1,236,447  $2,408,514 $4,847,755 $4,506,983    $4,551,925
 Ratio of Expenses to Average Net Assets ................     2.06%      2.09%       2.07%      2.00%      1.92%         1.92%(4)
 Ratio of Net Investment Income to Average Net Assets ...     1.07%      1.53%       1.42%      0.84%      0.56%         0.65%(4)
 Portfolio Turnover Rate ................................       13%        14%          8%         5%         5%            3%



                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                    John Hancock Funds - Regional Bank Fund



Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                  MARCH 1, 1999
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                                 APRIL 30, 1999
                                                                   (UNAUDITED)
                                                                 ---------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period .......................          $50.77
                                                               --------------
 Net Investment Income(1) ...................................            0.04
 Net Realized and Unrealized Gain on Investments ............            3.01
                                                               --------------
  Total from Investment Operations ..........................            3.05
                                                               --------------
 Less Distributions:
 Dividends from Net Investment Income .......................           (0.10)
                                                               --------------
 Net Asset Value, End of Period .............................          $53.72
                                                               ==============
 Total Investment Return at Net Asset Value(2) ..............           6.02%(3)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...................          $2,379
 Ratio of Expenses to Average Net Assets ....................           1.97%(4)
 Ratio of Net Investment Income to Average Net Assets .......           0.47%(4)
 Portfolio Turnover Rate ....................................              3%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                    John Hancock Funds - Regional Bank Fund

Schedule of Investments
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Regional Bank Fund on April 30, 1999. It's divided into four main categories: common stocks, warrants and other; preferred stocks; bonds; and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

COMMON STOCKS, WARRANTS AND OTHER
Money Center Banks (1.87%)
 Bankers Trust New York Corp. (NY) ..........       87,695          $7,898,031
 Chase Manhattan Corp. (NY) .................    1,066,540          88,256,185
 Citigroup, Inc. (NY) .......................       94,160           7,085,540
 Morgan (J.P.) & Co., Inc. (NY) .............       76,000          10,241,000
                                                               ---------------
                                                                   113,480,756
                                                               ---------------
Superregional Banks (34.35%)
 Bank One Corp. (OH) ........................    4,705,441         277,621,019
 BankBoston Corp. (MA) ......................    2,439,500         119,535,500
 Bank of America Corp. (NC) .................    3,864,382         278,235,504
 Bank of New York Co., Inc. (NY) ............    4,081,398         163,255,920
 First Union Corp. (NC) .....................    4,387,244         242,943,637
 Fleet Financial Group, Inc. (MA) ...........    1,659,796          71,474,965
 KeyCorp. (OH) ..............................    1,607,434          49,729,989
 Mellon Bank Corp. (PA) .....................      882,652          65,592,077
 National City Corp. (OH) ...................    2,514,914         180,445,080
 PNC Bank Corp. (PA) ........................    1,586,900          91,841,837
 SunTrust Banks, Inc. (GA) ..................    1,621,365         115,927,597
 U.S. Bancorp. (MN) .........................    4,037,331         149,633,580
 Wachovia Corp. (NC) ........................      707,787          62,196,783
 Wells Fargo Co. (CA) .......................    4,985,392         215,306,617
                                                               ---------------
                                                                 2,083,740,105
                                                               ---------------
Banks - United States (42.22%)
 ABC Bancorp. (GA) ..........................      173,000           2,486,875
 American Bancorp. (WV) .....................      145,000           2,610,000
 American Bancshares, Inc.* (FL) ............       69,500             573,375
 AmSouth Bancorp. (AL) ......................      940,158          44,716,265
 ANB Corp. (IN) .............................      152,500           3,050,000
 Associated Banc-Corp. (WI) .................      631,706          22,978,306
 BancFirst Corp. (OK) .......................      349,600          12,410,800



                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Banks - United States (continued)
 BancFirst Ohio Corp. (OH) ..................       99,000          $2,611,125
 BancorpSouth, Inc. (MS) ....................      336,500           5,594,312
 BancWest Corp. (HI) ........................      929,600          37,009,700
 Banknorth Group, Inc. (VT) .................    1,052,540          27,826,526
 BB&T Corp. (NC) ............................    3,309,890         132,188,732
 Brenton Banks, Inc. (IA) ...................      378,909           6,015,180
 Bryn Mawr Bank Corp. (PA) ..................      187,900           4,944,119
 BT Financial Corp. (PA) ....................      199,726           5,055,564
 CB Bancshares, Inc. (HI) ...................      145,100           4,062,800
 CCB Financial Corp. (NC) ...................    1,053,564          60,843,321
 Centura Banks, Inc. (NC) ...................      504,525          30,050,770
 Chittenden Corp. (VT) ......................      166,750           4,794,063
 Citizens Banking Corp. (MI) ................      213,500           6,952,094
 City National Corp. (CA) ...................      575,050          22,211,306
 CNB Bancshares, Inc. (IN) ..................      340,701          14,458,499
 Colonial BancGroup, Inc. (AL) ..............    1,086,600          13,446,675
 Comerica, Inc. (MI) ........................    1,337,197          87,001,380
 Commerce Bancshares, Inc. (MO) .............    1,019,365          41,730,255
 Commercial Bankshares, Inc. (FL) ...........      189,574           3,886,267
 Community Bank System, Inc. (NY) ...........      142,500           3,607,031
 Community First Bankshares, Inc. (ND) ......      816,000          16,677,000
 Compass Bancshares, Inc. (AL) ..............    2,336,625          63,673,031
 Cullen/Frost Bankers., Inc. (TX) ...........    1,037,700          55,970,944
 Eldorado Bancshares, Inc.* (CA) ............      300,000           2,962,500
 F & M Bancorp., Inc. (WI) ..................        5,000             197,500
 F & M National Corp. (VA) ..................      138,650           3,856,203
 First American Corp. (TN) ..................    3,514,528         136,407,618
 First Citizens BancShares, Inc. (Class A)
  (NC) ......................................       87,344           7,009,356
 First Colonial Group, Inc. (PA) ............       32,874             721,173
 First Merchants Corp. (IN) .................      194,650           4,184,975
 First Republic Bank* (CA) ..................      274,162           7,059,672
 First Security Corp. (UT) ..................    1,985,278          37,720,282
 First Source Corp. (IN) ....................      134,888           3,979,196
 First State Bancorp. (NM) ..................      107,500           2,042,500
 First Tennessee National Corp. (TN) ........    2,946,300         127,059,187
 First Virginia Banks, Inc. (VA) ............      128,749           6,429,403
 First Western Bancorp., Inc. (PA) ..........      259,750           8,799,031
 Firstar Corp. (WI) .........................    2,217,987          66,678,234
 Firstbank Corp. (MI) .......................      110,934           3,217,086
 FirstMerit Corp. (OH) ......................      502,981          13,989,159


                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                    John Hancock Funds - Regional Bank Fund

                                                                     MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Banks - United States (continued)
 F.N.B. Corp. (PA) ..........................      223,662          $5,507,677
 FNB Rochester Corp. (NY) ...................      206,337           7,221,795
 Fulton Financial Corp. (PA) ................      406,158           9,544,713
 GBC Bancorp. (CA) ..........................      170,000           3,006,875
 Grand Premier Financial, Inc. (IL) .........       44,279             498,139
 Greater Bay Bancorp. (CA) ..................       68,418           2,061,092
 Hancock Holding Co. (MS) ...................      326,200          14,515,900
 Harleysville National Corp. (PA) ...........       45,575           1,595,125
 Hibernia Corp. (Class A) (LA) ..............    1,240,600          16,515,488
 Hudson United Bancorp. (NJ) ................      737,607          26,092,848
 Huntington Bancshares, Inc. (OH) ...........      426,489          15,113,704
 Imperial Bancorp.* (CA) ....................      338,384           6,513,892
 Independent Bank Corp. (MA) ................      820,000          11,018,750
 Interchange Financial Services Corp. (NJ) ..      323,625           5,178,000
 Keystone Financial, Inc. (PA) ..............      148,845           4,781,646
 LSB Bancshares, Inc. (NC) ..................       18,760             370,510
 M&T Bank Corp. (NY) ........................       38,600          21,577,400
 Marshall & Ilsley Corp. (WI) ...............      768,730          53,811,100
 Mercantile Bancorp., Inc. (MO) .............    1,738,343          99,085,551
 Mercantile Bankshares Corp. (MD) ...........      829,550          30,693,350
 Merchants Bancorp., Inc. (IL) ..............      145,100           3,700,050
 MetroBanCorp. (IN) .........................       86,625             660,516
 Michigan Financial Corp. (MI) ..............       70,360           2,189,955
 Mississippi Valley Bancshares, Inc. (MO) ...      237,300           7,712,250
 National City Bancshares, Inc. (IN) ........       91,080           2,533,163
 North Fork Bancorp., Inc. (NY) .............    4,271,627          96,111,608
 North Valley Bancorp. (CA) .................      181,700           2,362,100
 Old Kent Financial Corp. (MI) ..............      876,291          41,404,750
 One Valley Bancorp., Inc. (WV) .............      371,106          14,287,581
 Pacific Century Financial Corp. (HI) .......    1,548,766          33,685,661
 Peoples Bank Corp. of Indianapolis (IN) ....       71,100           2,701,800
 Prime Bancshares, Inc. (TX) ................       61,400             974,725
 Princeton National Bancorp., Inc. (IL) .....       64,250             995,875
 Provident Bankshares Corp. (MD) ............      613,767          15,267,454
 Provident Financial Group, Inc. (OH) .......      158,375           6,631,953
 Regions Financial Corp. (AL) ...............    1,133,000          42,770,750
 Republic Bancorp., Inc. (MI) ...............      122,950           1,559,928
 Republic New York Corp. (NY) ...............    1,004,200          58,996,750
 Riggs National Corp. (DC) ..................      353,000           5,956,875
 Seacoast Banking Corp. (Class A) (FL) ......      165,800           4,642,400
 Security Bank Holding Co. (OR) .............       43,250             410,875
 SierraWest Bancorp. (CA) ...................      137,000           4,392,562
 Silicon Valley Bancshares* (CA) ............      225,900           3,967,369
 Simmons First National Corp. (Class A)
  (AR) ......................................      303,500          10,698,375
 SouthTrust Corp. (AL) ......................    1,572,150          62,640,430


                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Banks - United States (continued)
 Southwest Bancorp. of Texas, Inc.* (TX) ....      113,100          $1,908,562
 Southwest Bancorp., Inc. (OK) ..............      104,000           2,392,000
 State Financial Services Corp. (Class A)
  (WI) ......................................      265,504           3,999,154
 State Street Corp. (MA) ....................      250,000          21,875,000
 Sterling Bancshares, Inc. (TX) .............      358,130           4,476,625
 Summit Bancorp. (NJ) .......................    4,012,225         170,018,034
 Susquehanna Bancshares, Inc. (PA) ..........    1,074,893          19,885,520
 Synovus Financial Corp. (GA) ...............      186,800           4,132,950
 TCF Financial Corp. (MN) ...................    1,536,166          44,548,814
 Texas Regional Bancshares, Inc. (Class A)
  (TX) ......................................      424,500          12,164,599
 TriCo Bancshares (CA) ......................      324,075           5,651,058
 Trustmark Corp. (MS) .......................      325,000           6,865,625
 UnionBanCal Corp. (CA) .....................    2,417,900          82,510,837
 Union Planters Corp. (TN) ..................    1,803,067          77,193,806
 U.S.B. Holding Co., Inc. (NY) ..............      117,500           1,667,031
 USBANCORP., Inc. (PA) ......................      216,500           3,436,938
 UST Corp. (MA) .............................      343,300           8,303,569
 Vermont Financial Services Corp. (VT) ......      736,672          22,698,706
 Westamerica Bancorp. (CA) ..................      793,100          26,469,712
 West Coast Bancorp. (OR) ...................      165,070           2,847,458
 Western Bancorp. (CA) ......................      149,126           5,359,216
 Whitney Holding Corp. (LA) .................      451,300          18,277,650
 Wilmington Trust Corp. (DE) ................      315,000          19,352,812
 Zions Bancorp. (UT) ........................      928,500          61,919,344
                                                                 -------------
                                                                 2,561,663,720
                                                                 -------------
Thrifts (14.60%)
 Acadiana BancShares, Inc. (LA) .............       23,000             416,875
 Alliance Bancorp (IL) ......................       24,561             506,571
 Ambanc Holding Co., Inc. (NY) ..............      207,100           3,132,388
 Andover Bancorp., Inc. (MA) ................       45,000           1,383,750
 Astoria Financial Corp. (NY) ...............    1,326,567          66,494,171
 Bank United Corp. (Class A) (TX) ...........      263,600          10,642,850
 Bay View Capital Corp. (CA) ................      180,000           3,206,250
 Bedford Bancshares, Inc. (VA) ..............       40,000             482,500
 BostonFed Bancorp., Inc. (MA) ..............      330,700           5,952,600
 Calumet Bancorp., Inc.* (IL) ...............      207,000           6,636,938
 Camco Financial Corp. (OH) .................       31,888             442,446
 Cameron Financial Corp. (MO) ...............      107,500           1,451,250
 Catskill Financial Corp. (NY) ..............      210,000           3,215,625
 CCF Holding Co. (GA) .......................       49,687             794,992
 Charter One Financial, Inc. (OH) ...........    3,649,616         114,050,500
 Coastal  Bancorp., Inc. (TX) ...............       70,000           1,207,500
 Commercial Federal Corp. (NE) ..............    2,587,082          62,736,739


                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                    John Hancock Funds - Regional Bank Fund

                                                                     MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Thrifts (continued)
 Commonwealth Bancorp., Inc. (PA) ...........      146,000          $2,263,000
 CSB Financial Group, Inc.* (IL) ............       25,000             228,125
 Dime  Bancorp., Inc. (NY) ..................    1,389,500          32,045,344
 Dime Community Bancshares (NY) .............      285,000           6,412,500
 Downey Financial Corp. (CA) ................       35,000             700,000
 Eagle Bancshares, Inc. (GA) ................       82,000           1,752,750
 East Texas Financial Services, Inc. (TX) ...       66,000             723,941
 Elmira Savings Bank (NY) ...................       38,531             900,662
 ESB Financial Corp. (PA) ...................      141,928           2,128,920
 Fidelity Financial of Ohio, Inc. (OH) ......       55,000             673,750
 First Defiance Financial Corp. (OH) ........      210,000           2,467,500
 First Federal Bancorp.* (MN) ...............       84,000           1,239,000
 First Federal Capital Corp. (WI) ...........      328,334           4,678,759
 First Financial Holdings, Inc. (SC) ........      178,000           3,537,750
 First Independence Corp. (KS) ..............       46,500             479,531
 First Keystone Financial, Inc. (PA) ........       28,500             402,563
 First Washington Bancorp, Inc. (WA) ........      121,000           2,435,125
 Flagstar Bancorp., Inc. (MI) ...............      130,000           3,315,000
 Flushing Financial Corp. (NY) ..............      125,000           1,875,000
 FMS Financial Corp. (NJ) ...................       72,000             756,000
 Fort Thomas Financial Corp. (KY) ...........       55,000             623,909
 Frankfort First Bancorp., Inc. (KY) ........       72,500           1,073,906
 GA Financial, Inc. (PA) ....................      384,500           6,103,937
 Golden State Bancorp., Inc.* (CA) ..........    1,143,686          28,091,787
 Golden West Financial Corp. (CA) ...........      100,000          10,012,500
 Granite State Bankshares, Inc. (NH) ........      126,600           2,785,200
 GreenPoint Financial Corp. (NY) (r) ........       50,000           1,750,000
 GreenPoint Financial Corp. (NY) ............    3,149,500         110,232,500
 Harbor Federal Bancorp., Inc. (MD) .........       31,500             515,813
 HF Financial Corp. (SD) ....................      195,000           2,510,625
 Highland Bancorp., Inc. (CA) ...............       87,000           3,501,750
 HMN Financial, Inc. (MN) ...................      165,000           1,969,687
 Home Federal Bancorp. (IN) .................      310,700           6,913,075
 Industrial Bancorp., Inc. (OH) .............      140,000           2,782,500
 InterWest Bancorp., Inc. (WA) ..............      153,500           3,568,875
 ISB Financial Corp. (LA) ...................      320,000           6,560,000
 Kankakee Bancorp., Inc. (IL) ...............       31,020             876,315
 Kentucky First Bancorp., Inc. (KY) .........       60,000             720,000
 Klamath First Bancorp., Inc. (OR) ..........      332,052           5,395,845
 Little Falls Bancorp., Inc. (NJ) ...........      120,000           2,475,000
 Logansport Financial Corp. (IN) ............       77,500             932,426
 MAF Bancorp., Inc. (IL) ....................      634,243          14,111,907
 Marion Capital Holdings, Inc. (IN) .........       12,500             256,250
 MASSBANK Corp. (MA) ........................      103,899           3,896,212
 MECH Financial, Inc. (CT) ..................        5,000             170,625
 Medford Bancorp., Inc. (MA) ................      208,500           3,492,375


                                                                     MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Thrifts (continued)
 Mystic Financial, Inc. (MA) ................      104,500          $1,136,437
 New Hampshire Thrift Bancshares, Inc. (NH) .       40,000             575,000
 North Central Bancshares, Inc. (IA) ........      111,000           1,914,750
 NS & L Bancorp. (MO) .......................       42,000             603,750
 Ocean Financial Corp. (NJ) .................       45,000             708,750
 Pamrapo Bancorp., Inc. (NJ) ................      120,000           2,760,000
 Park Bancorp., Inc.* (IL) ..................       25,000             356,250
 Patriot Bank Corp. (PA) ....................      101,500           1,015,000
 PBOC Holdings, Inc.* (CA) ..................      283,500           2,480,625
 Peekskill Financial Corp. (NY) .............       43,026             580,851
 Peoples Heritage Financial Group, Inc. (ME)     2,257,838          43,745,611
 Permanent Bancorp., Inc. (IN) ..............      110,000           1,100,000
 PFF Bancorp., Inc.* (CA) ...................      190,000           3,556,572
 Piedmont Bancorp., Inc. (NC) ...............       16,000             129,000
 Pittsburgh Home Financial Corp. (PA) .......       70,000             962,500
 Prestige Bancorp., Inc. (PA) ...............       98,015           1,151,676
 Provident Financial Holdings, Inc.* (CA) ...       10,000             176,875
 Quaker City Bancorp., Inc.* (CA) ...........      109,687           1,713,859
 Richmond County Financial Corp.* (NY) ......       36,750             604,078
 Roslyn Bancorp., Inc. (NY) .................      207,562           3,788,007
 St. Paul Bancorp., Inc. (IL) ...............      260,625           6,320,156
 Seacoast Financial Services Corp.* (MA) ....       20,000             201,250
 SFS Bancorp., Inc. (NY) ....................       79,000           1,476,312
 Skaneateles Bancorp., Inc. (NY) ............       69,150           1,694,175
 Sobieski Bancorp., Inc. (IN) ...............       40,000             587,500
 South Jersey Financial Corp, Inc. (NJ) .....       65,000             755,625
 South Street Financial Corp. (NC) ..........       55,000             415,938
 Southern Banc Co., Inc. (AL) ...............       55,500             672,938
 Southern Financial Bancorp., Inc. (VA) .....       64,098           1,322,021
 Southern Missouri Bancorp., Inc. (MO) ......       21,000             283,500
 Sovereign Bancorp., Inc. (PA) ..............      482,302           6,571,365
 Staten Island Bancorp., Inc. (NY) ..........       85,000           1,535,312
 Statewide Financial Corp. (NJ) .............      160,000           3,900,000
 Sterling Financial Corp.* (WA) .............      241,877           3,567,686
 Teche Holding Co. (LA) .....................       66,000           1,035,375
 Texarkana First Financial Corp. (AR) .......      124,800           3,010,800
 TF Financial Corp. (PA) ....................       50,000             987,500
 Virginia Capital Bancshares, Inc. (VA) .....       43,000             591,250
 Warwick Community Bancorp, Inc.* (NY) ......       65,000             845,000
 Washington Federal, Inc. (WA) ..............    1,203,964          26,637,704
 Washington Mutual, Inc. (WA) ...............    4,032,474         165,835,493
 Webster Financial Corp. (CT) ...............      205,000           6,303,750
 WesterFed Financial Corp. (MT) .............      250,426           4,194,636
 WSFS Financial Corp. (DE) ..................      239,400           3,740,625
 York Financial Corp. (PA) ..................       72,187           1,037,688
                                                                  ------------
                                                                   885,675,374
                                                                  ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                    John Hancock Funds - Regional Bank Fund

                                                                     MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Other - Financial (1.13%)
 Capital One Financial Corp. ................       68,000         $11,810,750
 Edwards (A.G.), Inc. .......................      146,750           5,136,250
 Enhance Financial Services Group, Inc. .....      158,500           3,278,969
 EVEREN Capital Corp. .......................       60,000           1,762,500
 Fannie Mae .................................      166,325          11,798,680
 Legg Mason, Inc. ...........................       77,700           2,709,787
 Morgan Keegan, Inc. ........................       95,700           1,602,975
 Raymond James Financial, Inc. ..............      142,575           3,074,273
 RB Asset, Inc.* ............................      145,000             797,500
 SLM Holding Corp. ..........................      504,500          21,535,844
 Temple-Inland, Inc. ........................       71,206           4,913,214
                                                                  ------------
                                                                    68,420,742
                                                                  ------------
Banks - Foreign (0.43%)
 Popular, Inc. (Puerto Rico) ................      851,000          26,381,000
                                                                  ------------
WARRANTS (0.10%)
 Golden State Bancorp, Inc.* (Litigation)
  (CA) ......................................    1,288,032           2,415,060
 Golden State Bancorp, Inc.* (CA) ...........      270,000           3,931,875
                                                                  ------------
                                                                     6,346,935
                                                                  ------------
OTHER (0.00%)
 Washington Mutual, Inc.  (Coast Federal)
  Litigation Contingent Payment Rights
   Trust* (CA) ..............................      202,100             249,472
                                                                  ------------

                TOTAL COMMON STOCKS, WARRANTS
                                    AND OTHER
                        (Cost $2,662,120,111)      (94.70%)      5,745,958,104
                                                  --------       -------------


PREFERRED STOCKS
 Chevy Chase Pref. Capital Corp., Ser A,
 10.375% (MD) ...............................       18,000             967,500
 Chevy Chase Savings,  13.00% (MD) ..........       50,000           1,518,750
 First  Preferred  Capital I, 9.25% (MO) ....      100,000           2,575,000
 First Source  Capital  Trust I, 9.00% (IN) .       40,000           1,032,500
 First Source  Capital  Trust II, 6.76% ** (IN)     40,000             972,500
 First Washington  Realty Trust, Ser A, 9.75%
  (MD) ......................................      113,498           3,043,165
 IFC Capital Trust  I, 9.25% (IN) ...........      160,000           4,180,000


                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Sterling Bancshares Capital Trust I, 9.28%
 (TX) .......................................       60,000          $1,563,750
                                                                   -----------
                       TOTAL PREFERRED STOCKS
                           (Cost $15,174,950)       (0.26%)         15,853,165
                                                   -------         -----------
           TOTAL COMMON AND PREFERRED STOCKS,
                          WARRANTS AND OTHER
                        (Cost $2,677,295,061)      (94.96%)      5,761,811,269
                                                   -------       -------------


                                  INTEREST        PAR VALUE
ISSUER, DESCRIPTION                 RATE        (000s OMITTED)
-------------------               --------      --------------
BONDS
 BFC Capital Trust I, Capital
  Securities, Ser A, 01-15-27 ....  9.650%          $1,000           1,057,500
 BankUnited Capital Trust,
  Pref Sec, Ser A, 12-31-26 ...... 10.250            2,000           1,960,000
 General Motors Acceptance Corp.,
  Note 06-15-99...................  8.625            6,000           6,022,860
 Imperial Capital Trust I,
  Capital Securities 12-31-26 ....  9.980            1,500           1,466,250
 Susquehanna  Bancshares, Inc.,
  Conv Sub Deb 02-01-05 ..........  9.000            2,000           2,233,160
                                                                   -----------
                              TOTAL BONDS
                       (Cost $12,624,710)           (0.21%)         12,739,770
                                                   -------         -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.23%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-30-99,  due 05-03-99
  (Secured by U.S. Treasury
  Bonds, 6.625% thru 9.250%,
  due 02-15-16 thru 02-15-27
  and U.S. Treasury Note,
  5.625%, due 04-30-00)
  - Note A .......................  4.890          135,050         135,050,000
                                                                 -------------
Short-Term Notes (2.24%)
 American General Corp.,
  due 10-15-99 ...................  7.700              480             485,170
 CIT Group Holdings, Inc.,
  due 05-21-99 ...................  6.375            5,150           5,153,090
 Federal Home Loan Bank,
  due 10-27-99 ...................  4.920           20,000          19,975,000
 Federal Home Loan Bank,
  due 10-29-99....................  5.030           14,000          13,991,180


                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                    John Hancock Funds - Regional Bank Fund



                                   INTEREST        PAR VALUE         MARKET
ISSUER, DESCRIPTION                  RATE        (000s OMITTED)      VALUE
-------------------                  ----        --------------      -----

Short-Term Notes (continued)
 Federal Home Loan Bank,
  due 03-17-00....................   5.220%          $25,000      $25,015,500
 Ford Motor Credit Corp.,
  due 05-17-99....................   7.900             1,000        1,005,280
 General Motors Acceptance Corp.,
  due 02-23-00 ...................   5.700            10,000       10,016,700
 IBM Credit Corp.,
  due 06-04-99....................   5.600            25,000       24,998,691
 John Deere Capital Corp.,
  due 06-01-99  ..................   6.300            10,000       10,039,600
 Student Loan Marketing Association,
  due 01-19-00....................   5.051            25,000       24,976,500
                                                                 ------------
                    TOTAL SHORT-TERM NOTES
                        (Cost $135,787,554)           (2.24%)     135,656,711
                                                     -------     ------------

Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00%..............                                        864
                                                                 ------------
              TOTAL SHORT-TERM INVESTMENTS            (4.47%)     270,707,575
                                                    --------    -------------
                         TOTAL INVESTMENTS           (99.64%)   6,045,258,614
                                                    --------    -------------
         OTHER ASSETS AND LIABILITIES, NET            (0.36%)      22,110,687
                                                    --------    -------------
                          TOTAL NET ASSETS          (100.00%)  $6,067,369,301
                                                    ========   ==============

  * Non-income producing security.

 ** Variable rate as of April 30, 1999.

(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:

                                                            MARKET      MARKET
                                                          VALUE AS A    VALUE
                                                          PERCENTAGE    AS OF
                             ACQUISITION   ACQUISITION    OF FUND'S    APRIL 30,
ISSUER, DESCRIPTION             DATE          COST        NET ASSETS     1999
-------------------             ----          ----        ----------     ----

GreenPoint Financial Corp.    03-12-99     $1,500,000       0.03%     $1,750,000


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS

===========================NOTES TO FINANCIAL STATEMENTS========================

                    John Hancock Funds - Regional Bank Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Regional Bank Fund (the "Fund"), John Hancock Financial Industries Fund and John Hancock Small Cap Value Fund. Prior to June 1, 1999, John Hancock Small Cap Value Fund was known as John Hancock Special Value Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital appreciation from a portfolio of equity securities of regional banks and lending institutions. The Fund suspended sales to new investors from March 12, 1997 until it was re-opened on November 4, 1998.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares, effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

===========================NOTES TO FINANCIAL STATEMENTS========================

                    John Hancock Funds - Regional Bank Fund


EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

 NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

         John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acts as distributor for shares of the Fund. For the period ended April 30, 1999, JH Funds received net sales charges of $3,780,061 with regard to sales of Class A shares. Out of this amount, $468,684 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,115,985 was paid as sales commissions to unrelated broker-dealers and $195,392 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly know as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

===========================NOTES TO FINANCIAL STATEMENTS========================

                    John Hancock Funds - Regional Bank Fund


         Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1999, the contingent deferred sales charges received by JH Funds amounted to $8,981,534.

         Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $5.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr. , Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $6,122.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $181,934,796 and $570,824,193, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

         The cost of investments owned at April 30, 1999 (including the short-term investments) for federal income tax purposes was $2,961,216,342. Gross unrealized appreciation and depreciation of investments aggregated $3,097,932,037 and $13,890,629, respectively, resulting in net unrealized appreciation of $3,084,041,408.

===========================NOTES TO FINANCIAL STATEMENTS========================

                    John Hancock Funds - Regional Bank Fund


NOTE D -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

         A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1999 is set forth below.


                                                        ACQUISITIONS        DISPOSITIONS
                                          BEGINNING  ------------------------------------  ENDING
                                           SHARE     SHARE               SHARE             SHARE     REALIZED      DIVIDEND  ENDING
AFFILIATE                                  AMOUNT    AMOUNT    COST      AMOUNT     COST   AMOUNT    GAIN (LOSS)   INCOME     VALUE
---------                                 ------------------------------------------------------------------------------------------

BancFirst Corp. (OK)                       340,600    9,000   $344,473      --      $ --    349,600(1)     $ --       $--       $ --
Banknorth Group, Inc. (VT)                 800,000  252,540  2,629,006      --        --  1,052,540(1)       --        --         --
BostonFed Bancorp., Inc. (MA)              330,700       --         --      --        --    330,700          --   105,824  5,952,600
CCF Holding Co. (GA)                        48,770       --         --   3,600    37,636     49,687(2)   15,661    11,634    794,992
Calumet Bancorp, Inc. (IL)                 207,000       --         --      --        --    207,000          --        --  6,636,938
Commercial Bankshares, Inc. (FL)           180,547       --         --      --        --    189,547(3)       --    62,559
3,886,267
Community Bank, Ser B, 13.00% (CA)          40,000       --         --  40,000   960,000         --     124,964    32,500         --
Elmira Savings Bank (NY)                    36,697       --         --      --        --     38,531(4)       --    11,743    900,662
FNB Rochester Corp. (NY)                   197,837    8,500    273,938      --        --    206,337          --    32,334  7,221,795
First Federal Bancorp. (MN)                 84,000       --         --      --        --     84,000          --        --  1,239,000
First Mutual Bancorp., Inc. (IL)           233,000       --         --      --        --         -- (5)      --    18,640         --
First Source Capital Trust II, 6.76% (IN)   40,000       --         --      --        --     40,000          --    34,125    972,500
GA Financial, Inc. (PA)                    392,500       --         --   8,000    92,000    384,500      32,436   116,470  6,103,937
Harbor Federal Bancorp., Inc. (MD)         106,500       --         --  75,000   936,136     31,500(1)  446,630    17,940         --
Home Federal Bancorp. (IN)                 335,700       --         --  25,000   616,317    310,700     (41,336)   71,104  6,913,075
IFC Capital Trust I,  9.25% (IN)           160,000       --         --      --        --    160,000          --   185,000  4,180,000
Independent Bank Corp. (MA)                825,000       --         --   5,000    51,875    820,000      33,747   164,000 11,018,750
Interchange Financial Services Corp. (NJ)  323,625       --         --      --        --    323,625(1)       --    71,198         --
Kentucky First Bancorp., Inc. (KY)          60,000       --         --      --        --     60,000          --    15,000    720,000
Logansport Financial Corp. (IN)             77,500       --         --      --        --     77,500          --    17,050    932,426
NS & L Bancorp. (MO)                        35,000       --         --      --        --     42,000 (6)      --    12,320    603,750
Prestige Bancorp, Inc. (PA)                 94,300       --         --   1,000    13,147     98,015(7)      103    10,373  1,151,676
QCF Bancorp, Inc. (MN)                      70,000       --         --  70,000 1,041,250         --     734,941        --         --
SFS Bancorp., Inc. (NY)                     79,000       --         --      --        --     79,000          --    14,220  1,476,312
Simmons First National Corp.
 (Class A) (AR)                            303,500       --         --      --        --    303,500(1)       --   103,190         --
Sobieski Bancorp., Inc. (IN)                40,000       --         --      --        --     40,000          --     6,400    587,500
State Financial Services Corp.
 (Class A) (WI)                            208,664   56,840    847,750      --        --    265,504(1)       --    63,601         --
Sterling Bancshares Capital Trust I,
  9.28% (TX)                                60,000       --         --      --        --     60,000          --    69,600  1,563,750


                                       23

===========================NOTES TO FINANCIAL STATEMENTS========================

                    John Hancock Funds - Regional Bank Fund


                                                        ACQUISITIONS        DISPOSITIONS
                                          BEGINNING  ------------------------------------  ENDING
                                           SHARE     SHARE               SHARE             SHARE     REALIZED      DIVIDEND  ENDING
AFFILIATE                                  AMOUNT    AMOUNT    COST      AMOUNT     COST   AMOUNT    GAIN (LOSS)   INCOME     VALUE
---------                                 ------------------------------------------------------------------------------------------

Texarkana First Financial Corp. (AR)      124,800     --         $--        --       $--   124,800        $--    $39,936  $3,010,800
Vermont Financial Services Corp. (VT)     744,672     --          --     8,000   268,917   736,672     97,566    250,468  22,698,706
WesterFed Financial Corp. (MT)            270,426     --          --    20,000   425,000   250,426    (25,000)    71,567   4,194,636
                                                          ----------          ----------           ----------  --------- -----------
                                                          $3,247,417          $4,442,278           $1,419,712 $1,608,795 $92,760,072
                                                          ==========          ==========           ========== ========== ===========

(1) As of April 30, 1999, no longer an affiliated issuer.
(2) Reflects 10% stock dividend payments as of March 30, 1999.
(3) Reflects 5% stock dividend payments as of December 8, 1998.
(4) Reflects 5% stock dividend payments as of March 12, 1999.
(5) Acquired by Union Planter Corp.  effective February 1, 1999.
(6) Reflects 20% stock dividend payments as of April 13, 1999.
(7) Reflects 5% stock dividend payments as of February 26, 1999.

====================================NOTES=======================================

                    John Hancock Funds - Regional Bank Fund

====================================NOTES=======================================

                    John Hancock Funds - Regional Bank Fund

====================================NOTES=======================================

                    John Hancock Funds - Regional Bank Fund

================================================================================


[LOGO] JOHN HANCOCK FUNDS                                        ---------------
       A Global Investment Management Firm                          Bulk Rate
                                                                   U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                          PAID
1-800-225-5291  1-800-554-6713 (TDD)                              Randolph, MA
INTERNET: www.jhancock.com/funds                                   Permit No. 75
                                                                 ---------------














--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Regional Bank Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[LOGO] Printed on Recycled Paper                                      010SA 4/99
                                                                            6/99

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]








                                   Small Cap
                                   Value Fund


                         (formerly Special Value Fund)



                                 APRIL 30, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       --------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

            By Timothy E. Keefe, CFA, and Timothy E. Quinlisk, CFA,
                               Portfolio Managers

                                  John Hancock
                              Small Cap Value Fund

           Strong economy spurs small-company stocks to strong finish
           ----------------------------------------------------------


Effective June 1, 1999, John Hancock Special Value Fund was renamed John Hancock Small Cap Value Fund to better describe how the Fund invests.

After a tumultuous year, small-company stocks finally took off last fall. The Federal Reserve's decision to lower short-term interest rates restored investor confidence, sending small-company stocks up through year end. But signs early in 1999 that the economy might be slowing sent investors back to large-company stocks with dependable earnings growth. In addition, technology software and service companies were hard hit by Year 2000 issues. Health-care service companies also suffered as the government tightened reimbursement policies. Both factors took added steam out of small-company stocks during much of the first quarter. Signs of economic strength in late March and April, however, pushed the sector to a healthy finish, with the Russell 2000 Index returning 15.16% between October 31, 1998 and April 30, 1999. This, however, lagged the Standard & Poor's 500 Index - a measure of large-company stock performance - which returned 22.31%.

Performance and strategy review

John Hancock Small Cap Value Fund benefited from sticking to its disciplined investment strategy. We continued to look for great businesses with stock prices below what we thought they were worth. Our focus remained on companies that the Fund could own for the long term where there was evidence of a catalyst that could unlock the stock's full potential. Catalysts included spinouts, restructurings and new

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Small Cap Value Fund. Caption below reads "Fund management team members (l-r): "Tim Keefe, Tim Quinlisk and Lisa Welch."]
--------------------------------------------------------------------------------

"After a tumultuous year, small-company stocks finally took off last fall."

================================================================================

                   John Hancock Funds - Small Cap Value Fund


"The Fund's highest concentrations were in technology and finance..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Total Renal Care Holdings 6.8%, the second is Pioneer Group 4.8%, the third Oak Industries 4.3%, the fourth Vicor 4.1% and the fifth Wind River Systems 4.1%. A note below the table reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

management. For the six months ended April 30, 1999, our strategy rewarded shareholders, with the Fund's Class A, Class B and Class C shares returning 26.81%, 26.34% and 26.34%, respectively, at net asset value. These returns were well ahead of the average small-cap fund, which returned 14.68% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please turn to pages six and seven.

         The market's volatility during both the third quarter of 1998 and first quarter of 1999 gave us an opportunity to add to existing investments and buy new names, all at attractive prices. Many of these stocks enjoyed exceptionally strong rebounds. One of our largest investments and best performers was Nielsen Media Research, the leading television ratings company in the United States. We started buying Nielsen - a

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Calpine followed by an up arrow with the phrase "Attractive assets in consolidating industry." The second listing is Total Renal Care Holdings followed by an up arrow with the phrase "Leading provider of kidney dialysis services." The third listing is Data General followed by a down arrow with the phrase "Loss of large customer for new storage product." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

spin out - last summer. The stock returned nearly 100% during the period, as the newly independent company successfully met earnings expectations and launched a new product to monitor Internet ratings. Calpine, an energy company with a strong base of independent, low-cost power plants, returned over 85% during the same six months as deregulation and consolidation within the electric utility industry made the company's assets increasingly attractive. Total Renal Care Holdings, the second largest provider of kidney dialysis services in the world, also did well for us. We bought this stock in February when it fell amidst difficulties related to the integration of a new acquisition. We believed management could resolve these problems and deliver strong operating results in what is a high- growth, highly predictable business.

Focus on technology and finance

The Fund's highest concentrations were in technology and finance, which together accounted for over 50% of net assets. In the technology area, we avoided software and service companies with exposure to Y2K issues, as well as high-priced Internet stocks. Instead, we bought stocks like CommScope, a spin out from General Instruments that is also the leading provider worldwide of coaxial cable to the cable industry. With cable companies upgrading their infrastructures to support the Internet, CommScope's stock took off - returning 78% between the time we purchased it and the end of April. For similar reasons, we boosted our stake in Oak Industries, a company that provides infrastructure support to both the telecommunications and cable industries. Vicor, a leading manufacturer of modular power systems with a new second-generation product, was another

================================================================================

                   John Hancock Funds - Small Cap Value Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 30% at the top. The first bar represents the 26.81% total return for John Hancock Small Cap Value Fund Class A. The second bar represents the 26.34% total return for John Hancock Small Cap Value Fund Class B. The third bar represents the 26.34% total return for John Hancock Small Cap Value Fund Class C, and the fourth bar represents the 14.68% total return for Average small-cap fund. A note below the chart reads "Total returns for John Hancock Small Cap Value Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following two pages for historical performance information. "]
--------------------------------------------------------------------------------

new addition. We expect the stock to do well as the company irons out production issues.

         Some of our technology stocks stumbled in the near term despite strong long-term prospects. Data General's stock fell when it lost the largest customer for its new Clariion fiber storage product. Wind River Systems, a company that makes imbedded operating systems, suffered when investors indiscriminately dumped software and service stocks over Y2K concerns. The sell-off also hurt IMRglobal, a well-managed information technology consulting firm that had largely transitioned away from Y2K businesses into other segments.

         In the finance sector, we focused on money managers and specialty insurers - both of which did reasonably well during the period - and avoided small banks. Among our new additions was Pioneer Group, a Boston-based mutual fund company with diverse foreign business interests. We believe new management's commitment to restructuring the company will help unlock the stock's underlying asset value. We sold our stake in Executive Risk, a company that provides directors' and officers' insurance, shortly after it was acquired by Chubb. But we retained other specialty insurers, including Horace Mann Educators and CMAC Investment Corp.

Outlook

Going forward, we are cautiously optimistic. We expect decent stock returns but continued volatility. A healthy domestic economy along with stable interest rates and low inflation bodes well. However, a pick-up in global economic growth could boost interest rates and hurt stock prices. Although small-cap stocks have recovered nicely from their October lows, the valuation gap between large- and small-cap stocks has not narrowed. We believe investors will eventually recognize the value in the small-cap sector, as well as the increased valuation risk inherent in large caps. Our disciplined strategy should allow us to participate fully in future upturns and deliver superior returns over time.

"...the valuation gap between large- and small-cap stocks has not narrowed."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Small Cap Value Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Small Cap Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                        SINCE
                                                    ONE      FIVE     INCEPTION
                                                    YEAR     YEARS    (1/3/94)
                                                   -------  -------   ---------
Cumulative Total Returns                          (14.63%)   72.09%    71.90%
Average Annual Total Returns(1)                   (14.63%)   11.47%    10.90%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                        SINCE
                                                    ONE      FIVE     INCEPTION
                                                    YEAR     YEARS    (1/3/94)
                                                   -------  -------   ---------
Cumulative Total Returns                          (15.14%)   72.71%    73.30%
Average Annual Total Returns(1)                   (15.14%)   11.55%    11.07%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                       SINCE
                                                                     INCEPTION
                                                                     (5/1/98)
                                                                     ---------
Cumulative Total Return                                              (11.61%)
Average Annual Total Return(1)                                       (11.61%)(2)

Notes to Performance


     (1) Since its inception in 1994, the Adviser has voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer fee and the 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's net asset value. This was done in order to reduce costs borne by a limited shareholder base while the Fund was still in its infancy. Without the limitation of expenses, the average annual total returns for the one-year period, five-year period and since inception for Class A shares would have been (15.07%), 10.43% and 9.72%, respectively. The average annual total returns for the one-year period, five-year period and since inception for Class B shares would have been (15.57%), 10.51% and 9.89%, respectively. The cumulative total return since inception for Class C shares would have been (12.00%). Today, total net assets exceed $50 million. As a result, effective March 1, 1999, the Adviser removed the subsidy on all share classes of the Small Cap Value Fund.

     (2) Not annualized.

================================================================================

                   John Hancock Funds - Small Cap Value Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Small Cap Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index, which is an unmanaged small-cap index composed of 2,000 U.S. stocks. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Small Cap Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Value Fund on January 3, 1994, before sales charge, and is equal to $20,502 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Value Fund, after sales charge, and is equal to $19,472 as of April 30, 1999. The third line represents the Russell 2000 Index and is equal to $18,053.

Line chart with the heading John Hancock Small Cap Value Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Value Fund on January 3, 1994, before sales charge, and is equal to $19,731 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Value Fund, after sales charge, and is equal to $19,631 as of April 30, 1999. The third line represents the Russell 2000 Index and is equal to $18,053.

Line chart with the heading John Hancock Small Cap Value Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Value Fund on May 1, 1998, before sales charge, and is equal to $10,105 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Value Fund, after sales charge, and is equal to $10,005 as of April 30, 1999. The third line represents the Russell 2000 Index and is equal to $9,075.
--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

                   John Hancock Funds - Small Cap Value Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $48,497,913).........................     $56,239,753
  Preferred stocks (cost - $1,911,433) ......................       2,878,138
  Joint repurchase agreement (cost - $996,000) ..............         996,000
  Corporate savings account .................................             682
                                                               --------------
                                                                   60,114,573
 Receivable for shares sold .................................          19,020
 Dividends receivable .......................................          18,300
 Interest receivable ........................................             135
 Other assets ...............................................           1,412
                                                               --------------
                     Total Assets ...........................      60,153,440
                     --------------------------------------------------------
Liabilities:
 Payable for shares repurchased .............................          23,447
 Payable for investments purchased ..........................         606,577
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ...................................          29,670
 Accounts payable and accrued expenses ......................          36,216
                                                               --------------
                     Total Liabilities ......................         695,910
                     --------------------------------------------------------
Net Assets:
 Capital paid-in ............................................      48,704,349
 Accumulated net realized gain on investments ...............       2,343,049
 Net unrealized appreciation of investments .................       8,708,653
 Accumulated net investment loss ............................        (298,521)
                                                               --------------
                     Net Assets .............................     $59,457,530
                     ========================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $25,524,173/1,881,611.............................          $13.57
 ============================================================================
 Class B - $33,220,158/2,483,403.............................          $13.38
 ============================================================================
 Class C - $713,199/53,319...................................          $13.38
 ============================================================================
Maximum Offering Price Per Share*
 Class A - ($13.57 x 105.26%)................................          $14.28
 ============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends...................................................        $147,790
 Interest....................................................           4,597
                                                               --------------
                                                                      152,387
                                                               --------------
 Expenses:
  Investment management fee - Note B ........................         191,166
  Distribution and service fee - Note B
   Class A ..................................................          34,358
   Class B ..................................................         153,157
   Class C ..................................................           2,909
  Transfer agent fee - Note B ...............................          99,932
  Registration and filing fees ..............................          26,495
  Custodian fee .............................................          23,496
  Auditing fee ..............................................           8,160
  Printing ..................................................           7,257
  Organization expense - Note A .............................           3,962
  Financial services fee - Note B ...........................           3,935
  Legal fees ................................................           1,960
  Trustees' fees ............................................           1,290
  Miscellaneous .............................................           1,021
                                                               --------------
                                  Total Expenses ............         559,098
                                  -------------------------------------------
                                  Less Expense Reductions
                                  - Note B...................        (109,127)
                                  -------------------------------------------
                                  Net Expenses ..............         449,971
                                  -------------------------------------------
                                  Net Investment Loss........        (297,584)
                                  -------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold.......................       2,540,776
 Change in net unrealized appreciation/depreciation
  of investments.............................................      10,658,913
                                                               --------------
                                  Net Realized and Unrealized
                                  Gain on Investments .......      13,199,689
                                  -------------------------------------------
                                  Net Increase in Net Assets
                                  Resulting from Operations..     $12,902,105
                                  ===========================================

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                   John Hancock Funds - Small Cap Value Fund



Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                 PERIOD FROM       SIX MONTHS ENDED
                                                                           YEAR ENDED        JANUARY 1, 1998 TO     APRIL 30, 1999
                                                                        DECEMBER 31, 1997    OCTOBER 31, 1998(1)     (UNAUDITED)
                                                                        -----------------    -------------------   ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..........................................       $18,984              ($89,535)           ($297,584)
 Net realized gain on investments sold and foreign currency
  transactions ........................................................     2,743,265               855,404            2,540,776
 Change in net unrealized appreciation/depreciation of investments.....     5,495,186            (9,103,105)          10,658,913
                                                                        -------------         -------------        -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations......     8,257,435            (8,337,236)          12,902,105
                                                                        -------------         -------------        -------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.0321, none and none per share, respectively)...........       (45,691)               --                   --
 Distributions from net realized gain on investments sold
   Class A - ($0.6043, none and $0.1253 per share, respectively).......      (969,735)               --                 (260,355)
   Class B - ($0.6043, none and $0.1253 per share, respectively).......    (1,638,314)               --                 (359,406)
   Class C** - (none, none and $0.1253 per share, respectively)........        --                    --                   (4,996)
                                                                        -------------         -------------         ------------
    Total Distributions to Shareholders................................    (2,653,740)               --                 (624,757)
                                                                        -------------         -------------         ------------
From Fund Share Transactions - Net:*...................................    12,440,562             5,930,620           (6,407,225)
                                                                        -------------         -------------         ------------
Net Assets:
 Beginning of period...................................................    37,949,766            55,994,023           53,587,407
                                                                        -------------         -------------         ------------
 End of period (including distributions in excess of net investment income of $855 and accumulated net investment loss of $937 and
   $298,521, respectively) ............................................   $55,994,023           $53,587,407          $59,457,530
                                                                        =============         =============         ============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Small Cap Value Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:


                                                                          PERIOD FROM                   SIX MONTHS ENDED
                                        YEAR ENDED                     JANUARY 1, 1998 TO                 APRIL 30, 1999
                                     DECEMBER 31, 1997                 OCTOBER 31, 1998(1)                 (UNAUDITED)
                              ------------------------------      -----------------------------    --------------------------
                                 SHARES            AMOUNT            SHARES            AMOUNT        SHARES         AMOUNT
                              ------------      ------------      ------------      -----------    ----------    ------------

CLASS A
 Shares sold .............        912,881         $11,525,980         982,861        $12,094,429     482,923       $5,862,405
 Shares reinvested .......         80,006             955,849          --                 --          21,740          244,359
                             ------------     ---------------    ------------    ---------------  ----------    -------------
                                  992,887          12,481,829         982,861         12,094,429     504,663        6,106,764
 Less shares repurchased .       (820,449)         (9,680,373)       (610,415)        (7,195,525)   (704,426)      (8,346,423)
                             ------------     ---------------    ------------    ---------------  ----------    -------------
 Net increase ............        172,438          $2,801,456         372,446         $4,898,904    (199,763)     ($2,239,659)
                             ============     ===============    ============    ===============  ==========    =============
CLASS B
 Shares sold .............      1,324,877         $16,869,969       1,152,839        $14,077,224     502,567       $5,965,823
 Shares reinvested .......        116,538           1,394,961         --                  --          28,596          317,985
                             ------------     ---------------    ------------    ---------------  ----------    -------------
                                1,441,415          18,264,930       1,152,839         14,077,224     531,163        6,283,808
 Less shares repurchased .       (714,300)         (8,625,824)     (1,161,942)       (13,479,970)   (908,058)     (10,613,090)
                             ------------     ---------------    ------------    ---------------  ----------    -------------
 Net increase (decrease) .        727,115          $9,639,106          (9,103)          $597,254    (376,895)     ($4,329,282)
                             ============     ===============    ============    ===============  ==========    =============

CLASS C **
Shares sold ..............         --                 --               39,476           $435,230      21,437         $249,303
Shares reinvested ........         --                 --               --                 --             441            4,899
                             ------------     ---------------    ------------    ---------------  ----------    -------------
                                   --                 --               39,476            435,230      21,878          254,202
Less shares repurchased ..         --                 --                 (78)               (768)     (7,957)         (92,486)
                             ------------     ---------------    ------------    ---------------  ----------    -------------
Net increase .............         --                 --               39,398           $434,462      13,921         $161,716
                             ============     ===============    ============    ===============  ==========    =============


** Class C shares commenced operations on May 1, 1998.
(1) Effective October 1, 1998, the fiscal period changed from December 31 to October 31.


                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Small Cap Value Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                            YEAR ENDED DECEMBER 31,                PERIOD FROM     SIX MONTHS ENDED
                                               ---------------------------------------------   JANUARY 1, 1998 TO   APRIL 30, 1999
                                                1994(1)        1995         1996      1997     OCTOBER 31, 1998(8)    (UNAUDITED)
                                              ----------    ----------   ---------- --------   ------------------- ----------------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period.........   $8.50         $8.99       $10.39     $10.32         $12.27             $10.82
                                               -------       -------     --------   --------       --------           --------
 Net Investment Income (Loss)(2) .............    0.18          0.21         0.14       0.06           0.02              (0.04)
 Net Realized and Unrealized Gain (Loss) on
  Investments.................................    0.48          1.60         1.17       2.52          (1.47)              2.92
                                               -------       -------     --------   --------       --------           --------
   Total from Investment Operations ..........    0.66          1.81         1.31       2.58          (1.45)              2.88
                                               -------       -------     --------   --------       --------           --------
 Less Distributions:
  Dividends from Net Investment Income .......   (0.17)        (0.20)       (0.14)     (0.03)           --                 --
  Distributions from Net Realized Gain on
   Investments Sold ..........................     --          (0.21)       (1.24)     (0.60)           --               (0.13)
                                               -------       -------     --------   --------      ---------           --------
   Total Distributions .......................   (0.17)        (0.41)       (1.38)     (0.63)           --               (0.13)
                                               -------       -------     --------   --------      ---------           --------
 Net Asset Value, End of Period ..............   $8.99        $10.39       $10.32     $12.27         $10.82             $13.57
                                               =======       =======     ========   ========      =========           ========
 Total Investment Return at Net Asset Value(3)   7.81%(4)     20.26%       12.91%     25.25%        (11.82%)(4)         26.81%(4)
 Total Adjusted Investment Return at
   Net Asset Value(3,5) ......................   7.30%(4)     19.39%       12.20%     24.65%        (12.33%)(4)         26.61%(4)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....  $4,420       $12,845      $15,853    $20,961        $22,528            $25,524
 Ratio of Expenses to Average Net Assets .....   0.99%(7)      0.98%        0.99%      0.99%          1.01%(7)           1.25%(7)
 Ratio of Adjusted Expenses to
  Average Net Assets(6) ......................   4.98%(7)      1.85%        1.70%      1.59%          1.62%(7)           1.65%(7)
 Ratio of Net Investment Income (Loss) to
   Average Net Assets ........................   2.10%(7)      2.04%        1.31%      0.47%          0.25%(7)          (0.69%)(7)
 Ratio of Adjusted Net Investment Income (Loss)
  to Average Net Assets(6) ...................  (1.89%)(7)     1.17%        0.60%     (0.13%)        (0.36%)(7)         (1.09%)(7)
 Portfolio Turnover Rate .....................    0.3%            9%          72%       140%            69%                80%
 Fee Reduction Per Share(2) ..................   $0.34         $0.09        $0.08      $0.07          $0.06              $0.02

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ........   $8.50         $9.00       $10.38     $10.31         $12.21             $10.71
                                               -------       -------     --------   --------      ---------           --------
 Net Investment Income (Loss)(2) .............    0.13          0.12         0.07      (0.03)         (0.04)             (0.08)
 Net Realized and Unrealized Gain (Loss) on
   Investments ...............................    0.48          1.59         1.17       2.53          (1.46)              2.88
                                               -------       -------     --------   --------      ---------           --------
   Total from Investment Operations ..........    0.61          1.71         1.24       2.50          (1.50)              2.80
                                               -------       -------     --------   --------      ---------           --------
 Less Distributions:
  Dividends from Net Investment Income .......   (0.11)        (0.12)       (0.07)      --              --                 --
  Distributions from Net Realized Gain on
   Investments Sold ..........................    --           (0.21)       (1.24)     (0.60)           --               (0.13)
                                               -------       -------     --------   --------      ---------           --------
   Total Distributions .......................   (0.11)        (0.33)       (1.31)     (0.60)           --               (0.13)
                                               -------       -------     --------   --------      ---------           --------
 Net Asset Value, End of Period ..............   $9.00        $10.38       $10.31     $12.21         $10.71             $13.38
                                               =======       =======     ========   ========      =========           ========
 Total Investment Return at Net Asset Value(3)   7.15%(4)     19.11%       12.14%     24.41%        (12.29%)(4)         26.34%(4)
 Total Adjusted Investment Return at
  Net Asset Value(3,5) .......................   6.64%(4)     18.24%       11.43%     23.81%        (12.80%)(4)         26.14%(4)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....  $3,296       $16,994      $22,097    $35,033        $30,637            $33,220
 Ratio of Expenses to Average Net Assets .....   1.72%(7)      1.73%        1.69%      1.69%          1.71%(7)           1.93%(7)
 Ratio of Adjusted Expenses to
  Average Net Assets(6) ......................   5.71%(7)      2.60%        2.40%      2.29%          2.32%(7)           2.33%(7)
 Ratio of Net Investment Income (Loss) to
  Average Net Assets .........................   1.53%(7)      1.21%        0.62%     (0.24%)        (0.45%)(7)         (1.38%)(7)
 Ratio of Adjusted Net Investment
  Income (Loss) to Average Net Assets(6) .....  (2.46%)(7)     0.34%       (0.09%)    (0.84%)        (1.06%)(7)         (1.78%)(7)
 Portfolio Turnover Rate .....................    0.3%            9%          72%       140%            69%                80%
 Fee Reduction Per Share(2) ..................   $0.34         $0.09        $0.08      $0.07          $0.06              $0.02


                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Small Cap Value Fund



Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                               PERIOD FROM
                                                                               MAY 1, 1998
                                                                            (COMMENCEMENT OF                SIX MONTHS ENDED
                                                                              OPERATIONS) TO                 APRIL 30, 1999
                                                                            OCTOBER 31, 1998                   (UNAUDITED)
                                                                            ----------------                ----------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period....................................          $13.39                          $10.71
                                                                                ---------                       ---------
 Net Investment Loss(2) .................................................           (0.03)                          (0.08)
 Net Realized and Unrealized Gain (Loss) on Investments .................           (2.65)                           2.88
                                                                                ---------                       ---------
    Total from Investment Operations ....................................           (2.68)                           2.80
                                                                                ---------                       ---------
 Less Distributions:
    Distributions from Net Realized Gain on Investments Sold ............             --                            (0.13)
                                                                                ---------                       ---------
 Net Asset Value, End of Period .........................................          $10.71                          $13.38
                                                                                =========                       =========
 Total Investment Return at Net Asset Value(3) ..........................         (20.01%)(4)                      26.34%(4)
 Total Adjusted Investment Return at Net Asset Value(3,5) ...............         (20.32%)(4)                      26.14%(4)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...............................            $422                            $713
 Ratio of Expenses to Average Net Assets ................................           1.71%(7)                        1.97%(7)
 Ratio of Adjusted Expenses to Average Net Assets(6) ....................           2.32%(7)                        2.37%(7)
 Ratio of Net Investment Loss to Average Net Assets .....................          (0.54%)(7)                      (1.42%)(7)
 Ratio of Adjusted Net Investment Loss to Average Net Assets(6) .........          (1.15%)(7)                      (1.82%)(7)
 Portfolio Turnover Rate ................................................             69%                             80%
 Fee Reduction Per Share(2) .............................................           $0.04                           $0.02


(1) Class A and Class B shares commenced operations on January 3, 1994.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration expense reductions by the Adviser during the periods shown.
(6) Unreimbursed, without fee reduction.
(7) Annualized.
(8) Effective October 31, 1998, the fiscal period end changed from December 31 to October 31.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Small Cap Value Fund

Schedule of Investments
April 30, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Cap Value Fund on April 30, 1999. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        ------

COMMON STOCKS
Advertising (1.43%)
 Penton Media, Inc. ......................          10,000           $237,500
 R.H. Donnelley Corp. ....................          37,000            610,500
                                                                   ----------
                                                                      848,000
                                                                   ----------
Broker Services (2.85%)
 Investment Technology Group, Inc. .......          29,500          1,021,438
 Jefferies Group, Inc. ...................          29,500            674,813
                                                                   ----------
                                                                    1,696,251
                                                                   ----------
Business Services - Misc. (3.73%)
 Nielsen Media Research ..................          80,933          2,215,541
                                                                   ----------
Chemicals (0.51%)
 Sybron Chemicals, Inc.* .................          18,900            303,581
                                                                   ----------
Computers (15.10%)
 Data General Corp. * ....................         185,100          2,163,356
 Etec Systems, Inc.* .....................          17,600            543,400
 IMRglobal Corp.* ........................         128,600          2,218,350
 OrCAD, Inc.* ............................          85,500            662,625
 Pathways Group, Inc. (The)* .............          71,300            623,875
 SunGard Data Systems, Inc.* .............          10,285            328,477
 Wind River Systems, Inc.* ...............         162,375          2,435,625
                                                                   ----------
                                                                    8,975,708
                                                                   ----------
Electronics (13.27%)
 Aavid Thermal Technologies, Inc.* .......          10,300            196,344
 Amphenol Corp. (Class A)* ...............          22,300            770,744
 ANADIGICS, Inc.* ........................          40,000            955,000
 CommScope, Inc.* ........................          40,000            975,000
 Oak Industries, Inc.* ...................          61,000          2,546,750
 Vicor Corp.* ............................         174,000          2,446,875
                                                                   ----------
                                                                    7,890,713
                                                                   ----------


                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        ------

Energy (3.55%)
 Calpine Corp.* ..........................          49,500         $2,109,937
                                                                   ----------
Finance (8.47%)
 Core Cap, Inc.  (r) .....................          22,200            350,760
 Duff & Phelps Credit Rating Co. .........           6,000            342,000
 Eaton Vance Corp. .......................          31,000            707,188
 Federated Investors, Inc. (Class B) .....          50,000            803,125
 Pioneer Group, Inc. (The)* ..............         152,000          2,831,000
                                                                   ----------
                                                                    5,034,073
                                                                   ----------
Instruments - Scientific (2.01%)
 Millipore Corp. .........................          39,000          1,196,813
                                                                   ----------
Insurance (8.13%)
 CMAC Investment Corp. ...................          30,000          1,376,250
 Financial Security Assurance Holdings Ltd.          8,200            468,425
 HCC Insurance Holdings, Inc. ............          30,200            637,975
 Horace Mann Educators Corp. .............          70,600          1,606,150
 Reinsurance Group of America, Inc.
  (Non Voting) ...........................          12,000            363,000
 Reinsurance Group of America, Inc. ......           9,000            384,750
                                                                   ----------
                                                                    4,836,550
                                                                   ----------
Machinery (3.12%)
 Applied Science & Technology, Inc.* .....          84,700          1,201,681
 SPX Corp. ...............................          10,000            653,125
                                                                   ----------
                                                                    1,854,806
                                                                   ----------
Manufacturing (2.35%)
 Dexter Corp. (The) ......................          34,000          1,396,125
                                                                   ----------
Media (0.66%)
 Holdingmaatschappij De Telegraaf
  (Netherlands) ..........................          18,000            392,288
                                                                   ----------
Medical (12.72%)
 DENTSPLY International, Inc. ............          58,500          1,531,969
 Haemonetics Corp. * .....................          30,000            470,625
 Respironics, Inc.* ......................          14,000            197,750
 Shire Pharmaceuticals Group Plc
  (United Kingdom)* ......................         183,000          1,340,658
 Total Renal Care Holdings, Inc. * .......         290,000          4,023,750
                                                                   ----------
                                                                    7,564,752
                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Small Cap Value Fund



                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        ------

Oil & Gas (4.67%)
 Chieftain International, Inc.* (Canada) .          25,000           $451,562
 Triton Energy Ltd.* .....................          75,000            890,625
 Veritas DGC, Inc.* ......................          70,700          1,431,675
                                                                   ----------
                                                                    2,773,862
                                                                   ----------
Pollution Control (0.99%)
 Newpark Resources, Inc.* ................          64,000            588,000
                                                                   ----------
Retail (3.99%)
 Elder-Beerman Stores Corp. (The)* .......         110,450            931,922
 Whole Foods Market, Inc.* ...............          37,000          1,443,000
                                                                   ----------
                                                                    2,374,922
                                                                   ----------
Schools / Education (0.41%)
 ITT Educational Services, Inc.* .........          10,000            245,625
                                                                   ----------
Telecommunications (6.10%)
 CFW Communications Co. ..................          13,150            304,094
 Cable Design Technologies* ..............          36,300            539,962
 Commonwealth Telephone Enterprises, Inc.*          48,000          1,812,000
 RCN Corp.* ..............................          20,000            972,500
                                                                   ----------
                                                                    3,628,556
                                                                   ----------
Waste Disposal Service & Equip. (0.53%)
 Waste Systems International, Inc.* ......          61,200            313,650
                                                                   ----------

                       TOTAL COMMON STOCKS
                        (Cost $48,497,913)         (94.59%)        56,239,753
                                                 ---------         ----------
PREFERRED STOCKS
Broker Services (3.95%)
 Salomon, Inc., 7.625%, Ser FSA...........          50,000          2,350,000
                                                                   ----------

Finance (0.89%)
 Core Cap, Inc., 10%, Ser A/I (r) ........          22,200            528,138
                                                                   ----------
                    TOTAL PREFERRED STOCKS
                         (Cost $1,911,433)          (4.84%)         2,878,138
                                                 ---------         ----------


                                        INTEREST       PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE       (000s OMITTED)      VALUE
-------------------                     --------     --------------     ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.68%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-30-99, due 05-03-99
  (Secured by U.S. Treasury Bonds,
  6.625% thru 9.250%, due 02-15-16
  thru 02-15-27 and U.S. Treasury
  Note, 5.625% due 04-30-00)
  - Note A.............................   4.89%           $996        $996,000
                                                                   -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00%...........................                            682
                                                                   -----------
                   TOTAL SHORT-TERM INVESTMENTS         (1.68%)        996,682
                                                      --------     -----------
                              TOTAL INVESTMENTS       (101.11%)     60,114,573
                                                      --------     -----------
              OTHER ASSETS AND LIABILITIES, NET         (1.11%)       (657,043)
                                                      --------     -----------
                               TOTAL NET ASSETS       (100.00%)    $59,457,530
                                                      ========     ===========

  *  Non-income producing security.


 (r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:



                                                                  MARKET VALUE
                                                                AS A PERCENTAGE     MARKET VALUE
                             ACQUISITION       ACQUISITION         OF FUND'S           AS OF
                                 DATE             COST            NET ASSETS       APRIL 30, 1999
                                 ----             ----            ----------       --------------

Core Cap, Inc. (Common)        10-31-97        $444,0000              .59%           $350,760
Core Cap, Inc. (Preferred)     10-31-97          555,000             0.89             528,138
                                              ----------            ------          ---------
                                                $999,000             1.48%           $878,898
                                              ==========            ======          =========


Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

========================NOTES TO FINANCIAL STATEMENTS===========================

                   John Hancock Funds - Small Cap Value Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Small Cap Value Fund (the "Fund"), John Hancock Financial Industries Fund and John Hancock Regional Bank Fund. The other two series of the Trust are reported in separate financial statements. Prior to June 1, 1999, the Fund was named John Hancock Special Value Fund. The investment objective of the Fund is to seek capital appreciation.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

========================NOTES TO FINANCIAL STATEMENTS===========================

                   John Hancock Funds - Small Cap Value Fund

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1999.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value.

         The Adviser had agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $109,127 for the period ended April 30, 1999. The Adviser terminated the limitation effective March 1, 1999.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $63,283. Out of this amount, $7,750 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $45,116 was paid as sales commissions to unrelated broker-dealers and $10,417 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being

========================NOTES TO FINANCIAL STATEMENTS===========================

                   John Hancock Funds - Small Cap Value Fund


redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $10,417.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $521.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays Signature Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $108.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $44,631,786 and $51,171,813, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

         The cost of investments owned at April 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $51,405,346. Gross unrealized appreciation and depreciation of investments aggregated $13,611,312 and $4,902,767, respectively, resulting in net unrealized appreciation of $8,708,545.


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                   John Hancock Funds - Small Cap Value Fund

















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         This report is for the information of shareholders of the John Hancock
Small Cap Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      370SA 4/99
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